================================================================================

                              AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT
                                   [NW 1997 H]

                                   Dated as of
                                December 29, 1997

                                      Among

                            NORTHWEST AIRLINES, INC.,
                                              Lessee,

                         NORTHWEST AIRLINES CORPORATION,
                                              Guarantor,

                       NATIONAL CITY LEASING CORPORATION,
                                              Owner Participant,

                      STATE STREET BANK AND TRUST COMPANY,
                                              Pass Through Trustee under each of
                                              the Pass Through Trust Agreements,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
          not in its Individual Capacity, except as expressly provided herein, but solely as Owner Trustee,

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
                                              Subordination Agent,

                                       and

                      STATE STREET BANK AND TRUST COMPANY,
               in its Individual Capacity and as Indenture Trustee

                              ---------------------

                  One British Aerospace Avro 146-RJ85A Aircraft
                                     N508XJ
                       Leased to Northwest Airlines, Inc.

================================================================================

             INDEX TO AMENDED AND RESTATED PARTICIPATION AGREEMENT

                                                                           Page
                                                                           ----

SECTION 1.  Participations in Lessor's Cost of the Aircraft...................4

SECTION 2.  Lessee's Notice of Delivery Date..................................7

SECTION 3.  Instructions to the Owner Trustee.................................7

SECTION 4.  [Intentionally Omitted.]..........................................8

SECTION 5.  Delivery Date Closing Conditions..................................8
            (a) Conditions Precedent to the Delivery Date Closing.............8
            (b) Conditions Precedent to the Obligations of Lessee
                and the Guarantor............................................17

SECTION 6.  Extent of Interest of Certificate Holders........................19

SECTION 7.  Representations and Warranties of Lessee and the Guarantor;
            Indemnities......................................................19
            (a) Representations and Warranties...............................19
            (b) General Tax Indemnity........................................22
            (c) General Indemnity............................................22
            (d) Income Tax...................................................22

SECTION 8.  Representations, Warranties and Covenants........................22

SECTION 9.  Reliance of Liquidity Provider...................................41

SECTION 10. Other Documents..................................................42

SECTION 11. Certain Covenants of Lessee......................................42

SECTION 12. Owner for Federal Tax Purposes...................................43

SECTION 13. Certain Definitions; Notices; Consent to Jurisdiction............43

SECTION 14. Change of Situs of Owner Trust...................................44

SECTION 15. Miscellaneous....................................................45

SECTION 16. Expenses.........................................................47

SECTION 17. Refinancings.....................................................47

SECTION 18. Collateral Account ..............................................49


                                      (i)

                                   APPENDICES

Appendix A    -  Definitions

                                    SCHEDULES

SCHEDULE I    - Names and Addresses
SCHEDULE II   - Commitments
SCHEDULE III  - Pass Through Trust Agreements

                                    EXHIBITS

Exhibit A     -  Schedule of Countries Authorized for Reregistration

Exhibits B-H  - [Intentionally Omitted]

Exhibit I-1   - Form of Delivery Date Opinion of Simpson Thacher &
                Bartlett, special counsel for Lessee and the Guarantor

Exhibit I-2   - Form of Delivery Date Opinion of Cadwalader, Wickersham &
                Taft, special counsel for Lessee and the Guarantor

Exhibit I-3   -  Form of Delivery Date Opinion of Lessee's Legal Department

Exhibit J-1   -  Form of Delivery Date Opinion of Vedder, Price, Kaufmann &
                 Kammholz, special counsel for the Manufacturer

Exhibit J-2   -  Form of Delivery Date Opinion of  in-house counsel for the
                 Manufacturer

Exhibit K     -  Form of Delivery Date Opinion of Ray, Quinney & Nebeker,
                 special counsel for the Owner Trustee

Exhibit L-1   -  Form of Delivery Date Opinion of Thelen, Marrin, Johnson &
                 Bridges LLP, special counsel for the Owner Participant and the Owner Participant Guarantor

Exhibit L-2   -  Form of Delivery Date Opinion of in-house counsel for the
                 Owner Participant and the Owner Participant Guarantor

Exhibit M     -  Form of Delivery Date Opinion of Crowe & Dunlevy P.C.

Exhibit N     -  Form of Delivery Date Opinion of Bingham, Dana & Gould LLP,
                 special counsel for the Indenture Trustee

Exhibit O-1   -  Form of Delivery Date Opinion of Powell, Goldstein, Frazer &
                 Murphy LLP, special counsel for the Liquidity Provider

Exhibit O-2   -  Form of Delivery Date Opinion of in-house counsel for the
                 Liquidity Provider

Exhibit P     -  Form of Delivery Date Opinion of Cadwalader, Wickersham & Taft,
                 special counsel for Lessee, as to Section 1110 of the U.S.
                 Bankruptcy Code


                                      (ii)

Exhibit Q     -  Form of Delivery Date Opinion of Bingham, Dana & Gould LLP,
                 special counsel for the Pass Through Trustee


                                      (iii)

                              AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT
                                   [NW 1997 H]

            THIS AMENDED AND RESTATED PARTICIPATION AGREEMENT [NW 1997 H] dated as of December 29, 1997, among (i) NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Lessee"), (ii) NORTHWEST AIRLINES CORPORATION, a Delaware corporation (the "Guarantor"), (iii) NATIONAL CITY LEASING CORPORATION, a Kentucky corporation (the "Owner Participant"), (iv) STATE STREET BANK AND TRUST COMPANY, not in its individual capacity except as otherwise provided herein, but solely as trustee (in such capacity, the "Pass Through Trustee") under each of three separate Pass Through Trust Agreements (as defined below), (v) FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement (herein, in such latter capacity, together with any successor owner trustee, called the "Owner Trustee"), (vi) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as subordination agent and trustee (in such capacity, the "Subordination Agent") under the Intercreditor Agreement (defined below), and (vii) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its individual capacity and as Indenture Trustee under the Trust Indenture (as hereinafter defined) (herein, in such latter capacity together with any successor indenture trustee, called the "Indenture Trustee"), does hereby amend and restate in its entirety the Participation Agreement dated as of September 25, 1997 among the Lessee, Northwest Airlines, Inc., as the Initial Owner Participant (the "Initial Owner Participant"), the Guarantor, the Pass Through Trustee, the Owner Trustee, the Subordination Agent and the Indenture Trustee (the "Original Participation Agreement"; and as so amended and restated hereby, the or this "Agreement");

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Purchase Agreement between Lessee and the Manufacturer, the Manufacturer has agreed to sell to Lessee, among other things, certain British Aerospace Avro 146-RJ85 aircraft, including the Aircraft which has been delivered by the Manufacturer to Lessee and which is the subject of this Agreement;

            WHEREAS, the parties to the Original Participation Agreement entered into such Original Participation Agreement on the Certificate Closing Date, and pursuant to Section 1(c) of the Original Participation Agreement, the parties thereto contemplated amending and restating such Original Participation Agreement by entering into this Agreement;

            WHEREAS, pursuant to the Pass Through Trust Agreement and each of the Pass Through Trust Supplements set forth in Schedule III hereto (collectively, the "Pass Through Trust Agreements"), on the Certificate Closing Date, three separate grantor trusts (collectively, the "Pass Through Trusts" and, individually, a "Pass Through Trust") were created to facilitate certain of the transactions contemplated hereby and by the Original Participation Agreement, including, without limitation, the issuance and sale by each Pass Through Trust of pass through certificates pursuant thereto (collectively, the "Certificates");

            WHEREAS, the proceeds from the issuance and sale of the Certificates by each Pass Through Trust were applied in part by the Pass Through Trustee on the Certificate Closing Date to purchase from the Owner Trustee, on behalf of each Pass Through Trust, all of the Secured Certificates bearing the same interest rate as the Certificates issued by such Pass Through Trust;

            WHEREAS, on the Certificate Closing Date, (i) the Royal Bank of Canada (the "Liquidity Provider") entered into three revolving credit agreements (each, a "Liquidity Facility"), one for the benefit of the holders of Certificates of each Pass Through Trust, with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust; and (ii) the Pass Through Trustee, the Liquidity Provider and the Subordination Agent entered into the Intercreditor Agreement, dated as of September 25, 1997 (the "Intercreditor Agreement");

            WHEREAS, the Secured Certificates are being held by the Subordination Agent pursuant to the Intercreditor Agreement on behalf of the Pass Through Trusts;

            WHEREAS, in order to facilitate the transactions contemplated hereby and by the Original Participation Agreement, Lessee and the Guarantor entered into the Underwriting
Agreement, dated as of September 16, 1997, among Lessee, the Guarantor and the several underwriters named therein (the "Underwriting Agreement");

            WHEREAS, on the Certificate Closing Date, the Initial Owner Participant entered into a Trust Agreement [NW 1997 H], dated as of September 25, 1997 (said Trust Agreement, prior to being amended and restated in its entirety as of the date hereof, being herein called the "Original Trust Agreement"), with the Owner Trustee, pursuant to which Original Trust Agreement the Owner Trustee agreed, among other things, to hold the Trust Estate defined in Section 1.01 thereof for the use and benefit of the Initial Owner Participant;

            WHEREAS, immediately prior to the execution and delivery of this Agreement, the Initial Owner Participant and the Owner Participant entered into an Assignment and Assumption Agreement [NW 1997 H], dated as of the date hereof (the "Assignment and Assumption Agreement"), pursuant to which the Initial Owner Participant transferred its Beneficial Interest and certain other rights to the Owner Participant;

            WHEREAS, concurrently with the execution and delivery of this Agreement, to reflect the transactions contemplated by the Assignment and Assumption, the Owner Participant and the Owner Trustee are amending and restating the Original Trust Agreement in its entirety by entering into an Amended and Restated Trust Agreement [NW 1997 H], dated as of the date hereof (said Amended and Restated Trust Agreement [NW 1997 H], as the same may be amended or supplemented from time to time, being herein called the "Trust Agreement", such term to include, unless the context otherwise requires, any Trust

Supplement referred to below), pursuant to which Trust Agreement the Owner Trustee agrees, among other things, to hold the Trust Estate defined in Section
1.01 thereof (herein called the "Trust Estate") for the use and benefit of the Owner Participant;

            WHEREAS, on the Certificate Closing Date, the Indenture Trustee and the Owner Trustee entered into a Trust Indenture and Security Agreement [NW 1997 H] dated as of September 25, 1997 (said Trust Indenture and Security Agreement, prior to being amended as of the date hereof, being herein called the "Original Trust Indenture") pursuant to which the Owner Trustee issued secured certificates substantially in the form set forth in Section 2.01 thereof in three series, which Secured Certificates were secured by the Liquid Collateral prior to the Delivery Date, and by mortgage and security interests created by the Owner Trustee in favor of the Indenture Trustee thereafter;

            WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Trustee and the Indenture Trustee are entering into the First Amendment to Trust Indenture and Security Agreement [NW 1997 H], dated as of the date hereof (the Original Trust Indenture, as so amended by said First Amendment to Trust Indenture and Security Agreement [NW 1997 H] and as the same may be amended or supplemented from time to time, being herein called the "Trust Indenture"), pursuant to which certain provisions of the Original Trust Indenture are being amended to reflect the transactions contemplated by this Agreement;

            WHEREAS, on the Certificate Closing Date, the Guarantor entered into the Guarantee [NW 1997 H] dated as of September 25, 1997, pursuant to which the Guarantor guaranteed certain obligations of Lessee under the Operative Documents as defined in the Original Participation Agreement (the "Original Guarantee");

            WHEREAS, the parties hereto wish to have the Original Guarantee amended and restated in its entirety, so that the Guarantor is entering into an Amended and Restated Guarantee [NW 1997 H] dated as of the date hereof, pursuant to which the Guarantor agrees to guarantee the obligations of Lessee under the Operative Documents (the "Guarantee");

            WHEREAS, concurrently with the execution and delivery of this Agreement,

            (i) Lessee and the Owner Trustee are entering into a Purchase Agreement Assignment [NW 1997 H], dated as of the date hereof (herein called the "Purchase Agreement Assignment"), whereby Lessee assigns to the Owner Trustee certain rights and interests of Lessee under the Purchase Agreement with respect to the Aircraft; and

            (ii) the Manufacturer has executed the Consent and Agreement [NW 1997 H] (herein called the "Consent and Agreement"), substantially in the form attached to the Purchase Agreement Assignment (herein called the "Consent and Agreement");

            (iii) the Owner Trustee will execute and deliver a Trust and Indenture Supplement substantially in the form of Exhibit A to the Trust Indenture (the "Trust

      Supplement") covering the Aircraft, supplementing the Trust Agreement and the Trust Indenture;

            (iv) the Owner Trustee and Lessee will enter into the Lease Agreement [NW 1997 H], dated as of the date hereof (such Lease Agreement, as the same may be amended or supplemented from time to time to the extent permitted by the terms thereof and this Agreement, herein called the "Lease", such term to include, unless the context otherwise requires, the Lease Supplement referred to below), whereby, subject to the terms and conditions set forth therein, the Owner Trustee agrees to lease to Lessee, and Lessee agrees to lease from the Owner Trustee, the Aircraft on the date (the "Delivery Date") that the Aircraft is sold and delivered by Lessee to the Owner Trustee under the Bill of Sale, and accepted by the Owner Trustee for all purposes of the Lease, such acceptance to be evidenced by the execution of the Trust Supplement covering the Aircraft, and such lease to be evidenced by the execution and delivery of a Lease Supplement covering the Aircraft; and

            (v) the Owner Participant and Lessee will enter into a Tax Indemnity Agreement [NW 1997 H], dated as of the date hereof (the "Tax Indemnity Agreement");

            WHEREAS, on the Delivery Date, pursuant to and subject to the terms and conditions of this Agreement, the Purchase Agreement Assignment and the Bill of Sale, the Owner Trustee will purchase, and receive title to, the Aircraft from Lessee and lease the Aircraft to Lessee pursuant to the Lease; and

            WHEREAS, certain terms are used herein as defined in Section 13(a) hereof;

            NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby amend and restate the Original Participation Agreement in its entirety and agree as follows:

            SECTION 1. Participations in Lessor's Cost of the Aircraft. (a) Participations Prior to the Delivery Date. Subject to the terms and conditions of the Original Participation Agreement, the Pass Through Trustee for each Pass Through Trust agreed to finance, in part, the Owner Trustee's payment of Lessor's Cost for the Aircraft by paying to the Indenture Trustee on behalf of the Owner Trustee on the Certificate Closing Date the aggregate purchase price of the Secured Certificates being issued to such Pass Through Trustee as set forth on Schedule II of the Original Participation Agreement opposite the name of such Pass Through Trust. On the Certificate Closing Date, the Indenture Trustee, on behalf of the Owner Trustee, deposited by wire transfer or intra-bank transfer, the amounts received by it pursuant to the preceding sentence, which amounts constitute the Debt Portion set forth on Schedule II hereto (Schedule II hereto, as it relates to the Pass Through Trustee, being identical to Schedule II to the Original Participation Agreement) in the Collateral Account pursuant to the Original Trust Indenture.

            Upon the occurrence of the above transfers by the Pass Through Trustee for each Pass Through Trust to the Indenture Trustee for the benefit of the Owner Trustee, the Owner Trustee, at the direction of the Initial Owner Participant, issued, pursuant to Article II of the Original Trust Indenture, to the Subordination Agent on behalf of the Pass Through Trustee for each of the Pass Through Trusts, Secured Certificates of the maturity and aggregate principal amount, bearing the interest rate and for the purchase price set forth on Schedule II to the Original Participation Agreement opposite the name of such Pass Through Trust.

            (b) Participation by Owner Participant. Subject to the terms and conditions of this Agreement, the Owner Participant hereby agrees to participate in the payment of Lessor's Cost for the Aircraft by making an equity investment in the beneficial ownership of the Aircraft on the date to be designated pursuant to Section 2 hereof, but in no event later than December 31, 1997, by transferring to the account of the Owner Trustee at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ABA No. 011-00-0028, Account No. 9900-314-7, Reference: Northwest/NW 1997 H, not later than 9:30 a.m.. New York City time, on the Delivery Date in immediately available funds in Dollars, the amount set forth opposite the Owner Participant's name in Schedule II hereto.

            (c) The schedule of principal payments on the Secured Certificates set forth in Schedule I to the Original Trust Indenture and Schedule I to each Secured Certificate on the Certificate Closing Date were calculated as of the Certificate Closing Date based upon a hypothetical owner's economic return and certain assumptions regarding the Delivery Date, Transaction Expenses, tax law, Basic Term and certain other items (the "Assumptions"). On the Delivery Date (the "Reoptimization Date"), the Owner Trustee, as a result of the parties hereto entering into this Agreement, may elect to amend Schedule I to the Original Trust Indenture and such Schedules to each Secured Certificate to reflect the actual Net Economic Return and changes to the Assumptions. On the Reoptimization Date the Owner Trustee shall deliver and the Subordination Agent on behalf of the Pass Through Trustee of each Pass Through Trust shall accept delivery of an amended Schedule I to each Secured Certificate containing such changed principal installments.

            The Owner Trustee will give not less than 10 days' notice of the Reoptimization Date. Any amendments to the Trust Indenture and such Schedules shall not vary the Mandatory Economic Terms and on the Reoptimization Date Lessee shall deliver a certificate to the Pass Through Trustee and the Liquidity Provider signed by the Vice President and Treasurer or any other authorized officer of Lessee certifying to such effect.

            (d) Commitments to Participate in Lessor's Cost. (i) Participation in Lessor's Cost. Subject to the terms and conditions of this Agreement, on the Delivery Date, (i) the Indenture Trustee agrees to release the Debt Portion or such lesser amount as may then be held in the Collateral Account, if any, to the Owner Trustee for application to Lessor's Cost of the Aircraft as provided below, (ii) the Owner Participant shall participate in Lessor's Cost of the Aircraft through an investment in the Trust Estate in the amount set forth opposite the Owner Participant's name in Schedule II hereto, and (iii) Lessee shall sell the Aircraft to the

Owner Trustee and the Owner Trustee shall immediately thereafter lease the Aircraft to Lessee pursuant to the Lease. In consideration for the assignment to the Owner Trustee by Lessee under the Purchase Agreement Assignment of any warranties thereunder, the transfer by the Initial Owner Participant to the Owner Participant of its Beneficial Interest and the transfer of title to the Aircraft from Lessee to the Owner Trustee, the following cash payment will be made by wire transfer of immediately available funds on the Delivery Date: by the Owner Trustee to Lessee, an amount equal to Lessor's Cost of the Aircraft. Upon receipt by Lessee of such payment and the satisfaction of the conditions set forth in Section 5 hereof, Lessee shall transfer title to and delivery the Aircraft to the Owner Trustee, and the Owner Trustee shall purchase and take title to and accept delivery of the Aircraft.

            (ii) No Obligation to Increase Commitments. (A) If the Indenture Trustee shall default in its obligation to make the amount of its Debt Portion available pursuant hereto, the Owner Participant shall have no obligation to make any portion of such Debt Portion available or to increase the amount of its Commitment, but the obligations of the Owner Participant shall nevertheless remain subject to the terms and conditions of this Agreement.

            (B) Subject to the provisions of Section 1(e) hereof, if the closing of the transactions contemplated by the Operative Documents shall not have been consummated by 3:00 p.m. (New York City time), or such earlier time as directed by Lessee, on the Scheduled Delivery Date, the Owner Trustee shall, if instructed in writing by Lessee, at the risk and expense of Lessee, use its reasonable best efforts to cause the Owner Participant's Commitment to be invested and reinvested to the extent practicable at the direction received by it from Lessee (with a copy to the Owner Participant), at the risk of Lessee, in Cash Equivalents consisting of either commercial paper or time deposits; provided, however, that in the absence of instructions by 3:00 p.m. (New York City time) the Owner Trustee shall use its reasonable best efforts to cause such amount or the proceeds thereof to be invested and reinvested to the extent practicable in overnight Eurodollar time deposits. Earnings on any such investments shall be applied to Lessee's payment obligations, if any, to the Owner Participant pursuant to the next succeeding paragraph, and the balance, if any, of such earnings remaining after such application shall be paid in accordance with Lessee's written instructions.

            If for any reason (i) the Delivery Date shall not occur (whether by reason of a failure to meet a condition precedent thereto set forth in Section 5 hereof or otherwise) on or before the third Business Day after the Scheduled Delivery Date (or earlier if requested by the Owner Participant) or, if earlier, December 31, 1997, or (ii) Lessee has notified the Owner Trustee (with a copy to the Owner Participant) prior to 3:00 p.m. (New York City time) on any date after the Scheduled Delivery Date that it does not intend to go forward to close the transactions contemplated hereby for such Delivery Date, the Owner Participant may cancel any funding arrangements made to fund its Commitment on the Scheduled Delivery Date but the Owner Participant's Commitment hereunder with respect to the Aircraft shall not be terminated thereby until 5:30 p.m. (New York City time) on December 31, 1997, whereupon the Owner Participant's Commitment hereunder shall terminate. On such third Business Day (or such earlier date) or December 31, 1997, as the case may be, or the earliest practicable Business Day thereafter, the Owner Trustee shall return the amounts held by it hereunder to the Owner Participant, provided that the Owner Trustee shall have had a reasonable time to liquidate any Cash Equivalents it has been authorized to invest in pursuant to the preceding paragraph and to obtain the proceeds therefrom in funds of the type originally received, and Lessee shall pay interest on such funds to the Owner Participant at an interest rate equal to the weighted average (based on outstanding principal amount) rate of interest on the Secured Certificates issued pursuant to the Trust Indenture, such interest to be payable for the period from and including such Scheduled Delivery Date to but excluding the date such funds are returned to the Owner Participant in accordance with the terms hereof; provided that if any such funds are returned to the Owner Participant after 3:00 p.m. (New York City time) on any such date, such funds shall be deemed for purposes of this paragraph to have been returned on the next succeeding Business Day and interest shall accrue for such additional period.

            Lessee shall reimburse the Owner Trustee on demand for any loss incurred by the Owner Trustee as a result of the investment of funds by the Owner Trustee in accordance with the terms of this Section 1(d). Further, Lessee shall indemnify the Owner Trustee and hold it harmless from and against any cost or expense the Owner Trustee may incur as a result of any investment of funds or transfer of funds referred to herein in accordance with the terms hereof. The Owner Trustee shall not be liable for failure to invest such funds except as otherwise provided herein or for any losses incurred on such investments except for any losses arising out of its own gross negligence or willful misconduct.

            (e) Optional Postponement. Without limiting the provisions of
Section 1(d)(ii) hereof, the Scheduled Delivery Date may be postponed from time to time (but in no event shall the Delivery Date be later than December 31, 1997) for any reason, if Lessee gives the Owner Participant, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee confirmed facsimile notice (or telephone notice followed by written confirmation) of such postponement and notice of the date to which the Delivery Date has been postponed, such notice of postponement to be received by each party no later than 11:00 a.m. (New York City time) on the Business Day preceding the Scheduled Delivery Date.

            SECTION 2. Lessee's Notice of Delivery Date. Lessee agrees to give each Participant, the Owner Trustee, the Pass Through Trustee and the Indenture Trustee at least two Business Days' telecopy or other written notice of the date the Delivery Date is scheduled for the Aircraft, which shall be a Business Day, which notice shall specify the amount of Lessor's Cost, the Debt Portion, and the amount of the Owner Participant's Commitment for the Aircraft. As to the Owner Participant, the making of its Commitment for the Aircraft available in the manner required by Section 1 shall constitute a waiver of such notice.

            SECTION 3. Instructions to the Owner Trustee. The Owner Participant agrees that its releasing the amount of its Commitment for the Aircraft to the account of the Owner Trustee in accordance with the terms of Section 1 shall constitute, subject to satisfaction or waiver of the conditions set forth in
Section 5(a), without further act, authorization and direction by the Owner Participant to the Owner Trustee:

            (i) to pay to Lessee the Lessor's Cost for the Aircraft;

            (ii) to the extent not previously accomplished by a prior authorization, to authorize a representative or representatives of the Owner Trustee (who shall be an employee or employees, or an agent or agents, of Lessee designated by Lessee) to accept delivery of the Aircraft on the Delivery Date pursuant to the Acceptance Certificate;

            (iii) to accept from Lessee the Bill of Sale and the FAA Bill of Sale for the Aircraft referred to in Section 5(a)(v)(8) and 5(a)(v)(9);

            (iv) to execute an Aircraft Registration Application, the Lease Supplement and the Trust Supplement, in each case covering the Aircraft; and

            (v) to take such other action as may be required to be taken by the Owner Trustee on the Delivery Date by the terms of any Operative Document.

            SECTION 4. [Intentionally Omitted.]

            SECTION 5. Delivery Date Closing Conditions. (a) Conditions Precedent to the Delivery Date Closing. It is agreed that the obligations of each of the Pass Through Trustee, the Owner Trustee, the Owner Participant, the Indenture Trustee, and the Subordination Agent to enter into the transactions to be consummated on the Delivery Date are subject to the satisfaction (or waiver by such party) prior to or on the Delivery Date of the following conditions precedent, except that paragraphs (iii), (v)(5) and (14), (x), (xxi), (xxii) and
(xxiv) shall not be a condition precedent to the obligations of the Pass Through Trustee, and paragraphs (iv), (vii)(D), (xiv) and (xxvi) shall not be a condition precedent to the obligation of the Owner Participant:

            (i) The Pass Through Trustee and the Owner Participant shall have received due notice with respect to such participation pursuant to Section 2 hereof (or shall have waived such notice either in writing or as provided in Section 2).

            (ii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations or guidelines or interpretations thereof by appropriate regulatory authorities which would make it a violation of law or regulations or guidelines for the Pass Through Trustee to release the Debt Portion or the Owner Participant to make its Commitment available in accordance with
      Section 1 hereof or which would otherwise have an adverse impact on the Owner Participant's interests under the Operative Documents.

            (iii) In the case of the Owner Participant, the Indenture Trustee shall have released the Debt Portion or such lesser amount as may be held in the Collateral Account together with amounts payable by Lessee pursuant to Section 18 of the Original Participation Agreement.

            (iv) In the case of the Pass Through Trustees, the Owner Participant shall have made available the amount of its Commitment for the Aircraft in accordance with Section 1 hereof.

            (v) The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to the Pass Through Trustee and the Owner Participant and shall be in full force and effect and executed counterparts shall have been delivered to the Pass Through Trustee and the Owner Participant, or their respective counsel, provided that an excerpted copy of the Purchase Agreement shall only be delivered to and retained by the Owner Trustee (but the Indenture Trustee shall also retain an excerpted copy of the Purchase Agreement which may be inspected by the Owner Participant and its counsel prior to the Delivery Date and subsequent to the Delivery Date may be inspected and reviewed by the Indenture Trustee if and only if there shall occur and be continuing an Event of Default) and provided, further, that the chattel paper counterpart of the Lease and the Lease Supplement covering the Aircraft dated the Delivery Date shall be delivered to the Indenture Trustee, and the Tax Indemnity Agreement and the Residual Agreement need only be satisfactory to the Owner Participant and Lessee and shall only be delivered to Lessee and the Owner Participant and their respective counsel:

                  (1) this Agreement;

                  (2) the Purchase Agreement Assignment;

                  (3) the Lease;

                  (4) a Lease Supplement covering the Aircraft dated the Delivery Date;

                  (5) the Tax Indemnity Agreement;

                  (6) the Trust Agreement;

                  (7) a Trust Supplement covering the Aircraft dated the Delivery Date;

                  (8) the Bill of Sale;

                  (9) the FAA Bill of Sale;

                  (10) an acceptance certificate covering the Aircraft in the form agreed to by the Owner Participant and Lessee (herein called the "Acceptance Certificate") duly completed and executed by the Owner Trustee or its agent, which may be a representative of Lessee, and by such representative on behalf of Lessee;

                  (11) the Trust Indenture (the Original Trust Indenture, as amended as of the Delivery Date by the First Amendment to Trust Indenture);

                  (12) the Consent and Agreement;

                  (13) the Guarantee;

                  (14) the Residual Agreement;

                  (15) an excerpted copy of the Purchase Agreement (insofar as it relates to the Aircraft);

                  (16) the Assignment and Assumption Agreement; and

                  (17) the Owner Participant Guaranty.

All of the foregoing documents, together with the Secured Certificates, are sometimes referred to herein, collectively, as the "Operative Documents" and, individually, as an "Operative Document".

            In addition, the Owner Participant shall have received executed counterparts or conformed copies of the following documents:

            (1) each of the Pass Through Trust Agreements;

            (2) the Intercreditor Agreement; and

            (3) the Liquidity Facility for each of the Class A, Class B and Class C Trusts.

            (vi) Uniform Commercial Code financing statements (A) to amend and restate each financing statement referred to in Section 4(a)(iv) of the Original Participation Agreement and Section 7(a)(vi) hereof and (B) covering all the security interests created by or pursuant to the Granting Clause of the Trust Indenture that are not covered by the recording system established by the Federal Aviation Act, shall have been executed and delivered by the Owner Trustee, and such financing statements shall have been duly filed in all places necessary or advisable, and any additional Uniform Commercial Code financing statements deemed advisable by the Owner Participant or the Pass Through Trustee shall have been executed and delivered by Lessee or the Owner Trustee and duly filed.

            (vii) The Pass Through Trustee (to the extent not received on the Certificate Closing Date) and the Owner Participant shall have received the following:

                 (A)(1) an incumbency certificate of Lessee and the Guarantor
            (as the case may be) as to the person or persons authorized to execute and deliver this Agreement, the Lease, the Lease Supplement covering the Aircraft, the Bill of

            Sale, the FAA Bill of Sale, the Purchase Agreement Assignment, the Tax Indemnity Agreement, the Pass Through Trust Agreements, the Guarantee and any other documents to be executed on behalf of Lessee or the Guarantor (as the case may be) in connection with the transactions contemplated hereby on the Delivery Date and the signatures of such person or persons;

                 (2) a copy of the resolutions of the board of directors of
            Lessee and the Guarantor or the executive committee thereof, certified by the Secretary or an Assistant Secretary of Lessee and the Guarantor (as the case may be), duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of Lessee or the Guarantor (as the case may be) in connection with the transactions contemplated hereby to be consummated on the Delivery Date;

                 (3) a copy of the certificate of incorporation of Lessee and the Guarantor, certified by the Secretary of State of the State of Minnesota in the case of Lessee and certified by the Secretary of State of the State of Delaware in the case of the Guarantor, a copy of the bylaws of Lessee and the Guarantor, certified by the Secretary or Assistant Secretary of Lessee and the Guarantor (as the case may be), and a certificate or other evidence from the Secretary of State of the State of Minnesota in the case of Lessee and from the Secretary of State of the State of Delaware in the case of the Guarantor, dated as of a date reasonably near the Delivery Date, as to the due incorporation and good standing of Lessee or the Guarantor (as the case may be) in such state; and

                 (4) a certificate signed by an authorized officer of Lessee and the Guarantor, dated the Delivery Date, certifying that each of the documents referred to in Section 4(a)(iii) of the Original Participation Agreement to which Lessee or the Guarantor is a party shall be in full force and effect, and there shall not have occurred any default thereunder, or any event which, with the lapse of time or the giving of notice or both, would be a default thereunder.

                 (B)(1) an incumbency certificate of the Indenture Trustee as to the person or persons authorized to execute and deliver this Agreement, the Trust Indenture, the Pass Through Trust Agreements and any other documents to be executed on behalf of the Indenture Trustee in connection with the transactions contemplated hereby on the Delivery Date and the signatures of such person or persons;

                 (2) a copy of the resolutions of the board of directors of the
            Indenture Trustee, certified by the Secretary or an Assistant Secretary of the Indenture Trustee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Indenture Trustee in connection with the transactions contemplated hereby to be consummated on the Delivery Date;

                  (3) a copy of the articles of association and by-laws of the
            Indenture Trustee, each certified by the Secretary or an Assistant Secretary of the Indenture Trustee;

                  (4) a certificate signed by an authorized officer of the
            Indenture Trustee, dated the Delivery Date, certifying that the representations and warranties contained herein of the Indenture Trustee are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date); and

                  (5) the Original Trust Indenture shall be in full force and effect, and there shall not have occurred any default thereunder, or any event which, with the lapse of time or the giving of notice or both, would be a default thereunder.

                  (C)(1) an incumbency certificate of the Owner Trustee as to the person or persons authorized to execute and deliver this Agreement, the Lease, the Lease Supplement covering the Aircraft, the Trust Agreement, the Trust Indenture, the Residual Agreement, the Purchase Agreement Assignment and any other documents to be executed on behalf of the Owner Trustee in connection with the transactions contemplated hereby on the Delivery Date and the signatures of such person or persons;

                  (2) a copy of the resolutions of the board of directors of the
            Owner Trustee, certified by the Secretary or an Assistant Secretary of the Owner Trustee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Owner Trustee in connection with the transactions contemplated hereby to be consummated on the Delivery Date;

                  (3) a copy of the articles of association and by-laws of the
            Owner Trustee, each certified by the Secretary or an Assistant Secretary of the Owner Trustee;

                  (4) a certificate signed by an authorized officer of the Owner
            Trustee, dated the Delivery Date, certifying that the representations and warranties contained herein of the Owner Trustee (in its individual capacity and as trustee) are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date); and

                  (5) the Original Trust Indenture, the Original Trust Agreement
            and the Secured Certificates shall be in full force and effect, and there shall not have occurred any default thereunder, or any event which, with the lapse of time or the giving of notice or both, would be a default thereunder.

                  (D)(1) an incumbency certificate of the Owner Participant and the Owner Participant Guarantor (as the case may be) as to the person or persons authorized to execute and deliver this Agreement, the Tax Indemnity Agreement, the Trust Agreement, the Residual Agreement, the Owner Participant Guaranty and any other documents to be executed on behalf of the Owner Participant or the Owner Participant Guarantor (as the case may be) in connection with the transactions contemplated hereby and the signatures of such person or persons;

                  (2) a copy of the resolutions of the board of directors of the
            Owner Participant and the Owner Participant Guarantor, certified by the Secretary or an Assistant Secretary of the Owner Participant and the Owner Participant Guarantor (as the case may be), duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Owner Participant or the Owner Participant Guarantor (as the case may be) in connection with the transactions contemplated hereby;

                  (3) a copy of the articles of association and by-laws of the
            Owner Participant and the Owner Participant Guarantor, each certified by the Secretary or an Assistant Secretary of the Owner Participant and the Owner Participant Guarantor (as the case may be); and

                  (4) a certificate signed by an authorized officer of the Owner
            Participant, dated the Delivery Date, certifying that the representations and warranties contained herein of the Owner Participant are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

            (viii) All appropriate action required to have been taken prior to the Delivery Date in connection with the transactions contemplated by this Agreement shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Delivery Date.

            (ix) On the Delivery Date the Pass Through Trustee and the Owner Participant shall have received a certificate signed by an authorized officer of Lessee (and with respect to the matters set forth in clauses
      (4) and (5) below, the Guarantor) to the effect that:

                  (1) the Aircraft has been duly certified by the Federal
            Aviation Administration as to type and has a current certificate of airworthiness;

                  (2) the FAA Bill of Sale, the Lease, the Lease Supplement, the
            Trust Indenture and the Trust Supplement covering the Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the Federal Aviation Administration, and the Trust Agreement shall have been filed (or shall be in the process of being so filed) with the Federal Aviation Administration;

                  (3) application for registration of the Aircraft in the name of the Owner Trustee has been duly made with the Federal Aviation Administration;

                  (4) the representations and warranties contained herein of
            Lessee and the Guarantor are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties (other than those contained in clause (F) of Section 7(a)(iv)) relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date); and

                  (5) there has been no material adverse change in the financial condition of the Guarantor and its subsidiaries, taken as a whole, since December 31, 1996.

            (x) The Owner Participant shall have received an opinion, in form and substance satisfactory to the Owner Participant, from BK Associates, Inc., independent aircraft appraisers, or such other recognized aircraft appraiser agreed upon by the Owner Participant and Lessee.

            (xi) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant and the Owner Trustee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee and the Owner Participant, an opinion substantially in the form of Exhibit I-1 hereto from Simpson Thacher & Bartlett, special counsel for Lessee and the Guarantor, an opinion substantially in the form of Exhibit I-2 hereto from Cadwalader, Wickersham & Taft, special counsel for Lessee and the Guarantor, and an opinion substantially in the form of Exhibit I-3 hereto from Lessee's legal department.

            (xii) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of Exhibit J-1 hereto from Vedder, Price, Kaufman & Kammholz, special counsel to the Manufacturer, and an opinion substantially in the form of Exhibit J-2 hereto from the Manufacturer's in-house counsel, in each case with respect to the Manufacturer Documents.

            (xiii) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of Exhibit K hereto from Ray, Quinney & Nebeker, special counsel for the Owner Trustee.

            (xiv) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Guarantor and Lessee, an opinion substantially in the form of Exhibit L-1 hereto from Thelen, Marrin, Johnson & Bridges LLP, special counsel for the Owner Participant and the Owner Participant Guarantor, and an opinion substantially in the form of Exhibit L-2 hereto from the Owner Participant's and the Owner Participant Guarantor's in-house counsel.

            (xv) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of Exhibit M hereto from Crowe & Dunlevy, P.C.

            (xvi) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of Exhibit N hereto from Bingham, Dana & Gould LLP, special counsel for the Indenture Trustee.

            (xvii) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance, to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of Exhibit O-1 hereto from Powell, Goldstein, Frazer & Murphy LLP, special counsel for the Liquidity Provider, and an opinion substantially in the form of Exhibit O-2 hereto from in-house counsel for the Liquidity Provider.

            (xviii) The Pass Through Trustee and Owner Participant shall have received an independent insurance broker's report, in form and substance satisfactory to the Pass Through Trustee and the Owner Participant, as to the due compliance with the terms of Section 11 of the Lease relating to insurance with respect to the Aircraft.

            (xix) Lessor's Cost for the Aircraft shall be $21,000,000.

            (xx) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

            (xxi) The Owner Participant shall have received from Thelen, Marrin, Johnson & Bridges LLP, special tax counsel to the Owner Participant, an opinion, in form and substance satisfactory to the Owner Participant, with respect to certain Federal income tax aspects of the transaction contemplated by the Operative Documents.

            (xxii) In the opinion of the Owner Participant and its special tax counsel, there shall have been, since the date of execution and delivery of the Tax Indemnity Agreement, no amendment, modification, addition, or change in or to the provisions of the Code and the regulations promulgated under the Code (including temporary regulations), Internal Revenue Service Revenue Procedures or Revenue Rulings, or other administrative interpretations, applicable judicial precedents or Executive Orders of the President of the United States, all as in effect on the date of execution and delivery of the Tax Indemnity Agreement, the effect of which might preclude the Owner Participant from obtaining any of the income tax benefits and consequences assumed to be available to the Owner Participant as set forth in Section 2 of the Tax Indemnity Agreement.

            (xxiii) The Pass Through Trustee and the Owner Participant shall have received a favorable opinion substantially in the form of Exhibit P hereto addressed to the Pass Through Trustee and the Owner Participant, and reasonably satisfactory as to scope and substance to the Pass Through Trustee and the Owner Participant, from Cadwalader, Wickersham & Taft, special counsel for the Lessee, which opinion shall state (with customary assumptions and qualifications) that the Owner Trustee, as lessor under the Lease, and the Indenture Trustee, as assignee of the Owner Trustee's rights under the Lease pursuant to the Trust Indenture, would be entitled to the benefits of 11 U.S.C. ss.1110 with respect to the Aircraft.

            (xxiv) The Owner Participant shall have received (A) a certificate signed by an authorized officer of the Pass Through Trustee, dated the Delivery Date, certifying that the representations and warranties contained herein of the Pass Through Trustee are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date), (B) an opinion substantially in the form of Exhibit Q hereto addressed to the Owner Participant, the Guarantor and Lessee of Bingham, Dana & Gould LLP, special counsel for the Pass Through Trustee, and reasonably satisfactory as to scope and substance to the Owner Participant, the Guarantor and Lessee, and (C) such other documents and evidence with respect to the Pass Through Trustee as it may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

            (xxv) No Indenture Event of Default or Indenture Default shall have occurred and be continuing.

            (xxvi) On the Delivery Date, in connection with the execution and delivery of this Agreement, Lessee shall have delivered a certificate to the Pass Through Trustee and the Liquidity Provider signed by a duly authorized officer of Lessee stating that (i) the Trust Agreement, the Trust Indenture, the Guarantee, this Agreement and the Lease do not vary the Mandatory Economic Terms and contain the Mandatory Document Terms and
      (ii) any substantive modification of such documents from the Original Trust Agreement, the Original Trust Indenture, the Original Guarantee and the Original Participation Agreement as in effect on the Certificate Closing Date and any change in the Lease from the form set forth on Exhibit C to the Original Participation Agreement does not materially and adversely affect the holders of Pass Through Certificates and each Liquidity Provider and such certification shall be true and correct.

            Promptly upon the registration of the Aircraft and the recording of the Trust Indenture, the Lease, the Lease Supplement covering the Aircraft and the Trust Supplement covering the Aircraft pursuant to the Federal Aviation Act, Lessee will cause Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, to deliver to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee and Lessee an opinion as to the due and valid registration of the Aircraft in the name of the Owner Trustee, the due recording of the FAA Bill of Sale, the Trust Indenture, such Lease Supplement, such Trust Supplement and the Lease and the filing of the Trust Agreement and the lack of filing of any intervening documents with respect to the Aircraft.

            (b) Conditions Precedent to the Obligations of Lessee and the Guarantor. It is agreed that the obligations of Lessee to sell the Aircraft to the Owner Trustee and to accept delivery of the Aircraft under the Lease, and the obligations of Lessee and the Guarantor to enter into the other Operative Documents on the Delivery Date, are all subject to the fulfillment to the satisfaction of Lessee and the Guarantor prior to or on the Delivery Date of the following conditions precedent:

            (i) All appropriate action required to have been taken on or prior to the Delivery Date in connection with the transactions contemplated by this Agreement shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Delivery Date.

            (ii) The conditions specified in Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) hereof shall have been satisfied.

            (iii) Those documents described in Section 5(a)(v) shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than Lessee and the Guarantor) in the manner specified in
      Section 5(a)(v), shall each be satisfactory in form and substance to Lessee and the Guarantor, shall be in full force and effect on the Delivery Date, and an executed counterpart of each thereof shall have been delivered to Lessee or its special counsel and the Guarantor or its special counsel.

            (iv) Lessee and the Guarantor shall have received (A) each certificate referred to in Section 5(a)(vii) (other than the certificate referred to in clause (A) thereof), (B) the certificate referred to in
      Section 5(a)(xxiv)(A), and (C) such other documents and evidence with respect to the Pass Through Trustee as Lessee or its special counsel and the Guarantor or its special counsel may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all corporate proceedings in connection therewith and compliance with the conditions herein set forth.

            (v) Lessee and the Guarantor shall have received the opinions set forth in Sections 5(a)(xii), 5(a)(xiii), 5(a)(xiv), 5(a)(xv), 5(a)(xvi), 5(a)(xvii) and 5(a)(xxiv)(B) in each case addressed to Lessee and the Guarantor and dated the Delivery Date and in each case in scope and substance reasonably satisfactory to Lessee and its special counsel and the Guarantor and its special counsel.

            (vi) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

            (vii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations or guidelines or interpretations by appropriate regulatory authorities which would make it a violation of law or regulations or guidelines for Lessee or the Guarantor to enter into any transaction contemplated by the Operative Documents.

            (viii) In the opinion of Lessee and its special counsel, there shall have been, since the date hereof, no amendment, modification, addition or change in or to the Code, the regulations promulgated under the Code (including temporary regulations), Internal Revenue Service Revenue Procedures or Revenue Rulings, or other administrative interpretations, applicable judicial precedents or Executive Orders of the President of the United States which has not been the subject of an adjustment to Basic Rent, Stipulated Loss Value and Termination Value percentages and the Special Purchase Price pursuant to
      Section 3(d)(i)(C) of the Lease or which might give rise to an indemnity obligation of Lessee under any of the Operative Documents.

            (ix) Lessee shall have been paid Lessor's Cost for the Aircraft.

            (x) No adjustment to Basic Rent shall have been proposed or made pursuant to Section 3(d) of the Lease as a result of a change in tax law if such adjustment would result in an increase in the Net Present Value of Rents of more than one hundred basis points.

            SECTION 6. Extent of Interest of Certificate Holders. No Certificate Holder shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Trust Indenture when and if the principal of and interest on all Secured Certificates held by such holder and all other sums payable to such holder hereunder, under the Trust Indenture and under such Secured Certificates shall have been paid in full. Each Pass Through Trustee and, by its acceptance of a Secured Certificate, each Certificate Holder agrees that it will look solely to the income and proceeds from the Trust Indenture Estate to the extent available for distribution to such Certificate Holder as provided in Article III of the Trust Indenture and that neither the Owner Participant nor the Owner Trustee shall be personally liable to the Pass Through Trustees or any Certificate Holder for any amounts payable under the Secured Certificates, the Trust Indenture or hereunder, except as expressly provided in the Operative Documents.

            SECTION 7. Representations and Warranties of Lessee and the Guarantor; Indemnities. (a) Representations and Warranties. Lessee and the Guarantor represent and warrant to the Pass Through Trustee, the Owner Trustee, the Indenture Trustee, the Liquidity Provider, the Subordination Agent and the Owner Participant that as of the Delivery Date:

            (i) each of Lessee and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power and authority to own or hold under lease its properties, has, or had or will have on the respective dates of execution thereof, the corporate power and authority to enter into and perform its obligations under (i) in the case of Lessee, the Lessee Documents, the Pass Through Trust Agreement, the Underwriting Agreement and the other Operative Documents to which it is a party and
      (ii) in the case of the Guarantor, this Agreement, the Pass Through Trust Agreements, the Underwriting Agreement and the other Operative Documents to which it is a party, and is duly qualified to do business as a foreign corporation in each state in which its operations or the nature of its business requires other than failures to so qualify which would not have a material adverse effect on the condition (financial or otherwise), consolidated business or properties of it and its subsidiaries considered as one enterprise;

            (ii) Lessee is a Certificated Air Carrier, and its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code in effect in the State of Minnesota) is located at Eagan, Minnesota;

            (iii) the execution and delivery by Lessee or the Guarantor (as the case may be) of the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement and each other Operative Document to which Lessee or the Guarantor (as the case may be) is a party and the performance of the obligations of Lessee or the Guarantor (as the case may be) under the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement and each other Operative Document to which Lessee or the Guarantor (as the case may be) is a party, have been duly authorized by all necessary corporate action on the part of Lessee or the Guarantor, do not require any stockholder approval, or approval or consent of any trustee or holder of any material indebtedness or material obligations of Lessee or the Guarantor, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation or order binding on Lessee or the Guarantor (as the case may be) or the certificate of incorporation or bylaws of Lessee or the Guarantor (as the case may be), or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon the property of Lessee or the Guarantor (as the case may be) under, any indenture, mortgage, contract or other agreement to which Lessee or the Guarantor (as the case may be) is a party or by which it may be bound or affected which contravention, default or Lien, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

            (iv) neither the execution and delivery by Lessee or the Guarantor (as the case may be) of the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement or any other Operative Document to which Lessee or the Guarantor (as the case may be) is a party, nor the performance of the obligations of Lessee or the Guarantor (as the case may be) under the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement or the other Operative Documents to which Lessee or the Guarantor (as the case may be) is a party, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the FAA, or any other federal, state or foreign governmental authority having jurisdiction over Lessee or the Guarantor, other than (A) the registration of the Certificates under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state require such action, (B) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended, pursuant to an order of the Securities and Exchange Commission, (C) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by Lessee or any Sublessee required to be obtained on or prior to the Delivery Date, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or on the Delivery Date will be, in full force and effect (other than a flying time wire, all steps to obtain the issuance of which will have been, on the Delivery Date, taken or caused to be taken by Lessee),
      (D) on or prior to the Delivery Date, the registration of the Aircraft referred to in Section 5(a)(ix)(3), (E) on or prior to the Delivery Date, the registrations and filings referred to in Section 7(a)(vi), and (F) authorizations, consents, approvals, actions, notices and filings required to be obtained, taken, given or made either only after the date hereof or the failure of which to obtain, take, give or make would not be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

            (v) this Agreement, each of the other Lessee Documents, the Pass Through Trust Agreements and the Guarantee constitute the legal, valid and binding obligations of Lessee or the Guarantor (as the case may be) enforceable against Lessee or the Guarantor (as the case may be) in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors or lessors generally and by general principles of equity, whether considered in a proceeding at law or in equity, and except, in the case of the Lease (when entered into), as limited by applicable laws which may affect the remedies provided in the Lease, which laws, however, do not make the remedies provided in the Lease inadequate for practical realization of the benefits intended to be afforded thereby;

            (vi) except for (A) the registration of the Aircraft pursuant to the Federal Aviation Act, (B) the filing of the Trust Agreement with the FAA,
      (C) the filing for recording pursuant to the Federal Aviation Act of the Lease with the Lease Supplement covering the Aircraft, the Trust Indenture and the Trust Supplement attached thereto and made a part thereof, the Trust Indenture with the Trust Supplement attached thereto and made a part thereof and the FAA Bill of Sale, (D) the filing of financing statements (and continuation statements at periodic intervals) with respect to the security interests created by such documents under the Uniform Commercial Code of Minnesota and Utah and such other states as may be specified in the opinions furnished pursuant to Section 5(a)(xi) hereof, and (E) the taking of possession by the Indenture Trustee of the original chattel paper counterpart of each of the Lease and the Lease Supplement covering the Aircraft, no further filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) is necessary under the laws of the United States of America or any State thereof in order to perfect the Owner Trustee's interest in the Aircraft as against Lessee and any third parties, or to perfect the security interest in favor of the Indenture Trustee in the Owner Trustee's interest in the Aircraft (with respect to such portion of the Aircraft as is covered by the recording system established by the FAA pursuant to 49 U.S.C. Section 44107) and in the Lease in any applicable jurisdiction in the United States;

            (vii) neither Lessee, the Guarantor nor any of their affiliates has directly or indirectly offered the Certificates for sale to any Person other than in a manner permitted by the Securities Act of 1933, as amended, and by the rules and regulations thereunder;

            (viii) neither Lessee nor the Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

            (ix) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time lapse or both;

            (x) no event has occurred and is continuing which constitutes an Event of Loss or would constitute an Event of Loss with the lapse of time;

            (xi) Lessee is solvent and will not be rendered insolvent by the sale of the Aircraft; after the sale of the Aircraft the capital of Lessee will not be unreasonably small for the conduct of the business in which Lessee is engaged or is about to engage; Lessee has no intention or belief that it is about to incur debts beyond its ability to pay as they mature; and Lessee's sale of the Aircraft is made without any intent to hinder, delay or defraud either present or future creditors;

            (xii) none of the proceeds from the issuance of the Secured Certificates or from the acquisition by the Owner Participant of its beneficial interest in the Trust Estate will be used directly or indirectly by Lessee to purchase or carry any "margin security" as such term is defined in Regulation G of the Board of Governors of the Federal Reserve System; and

            (xiii) all sales or use tax then due and for which Lessee is responsible pursuant to Section 7(b)(i) hereof shall have been paid, other than such taxes which are being contested by Lessee in good faith and by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft.

            (b) General Tax Indemnity. [Intentionally Omitted]

            (c) General Indemnity. [Intentionally Omitted]

            (d) Income Tax. [Intentionally Omitted]

            SECTION 8. Representations, Warranties and Covenants.

            (a) [Intentionally Omitted.]

            (b) [Intentionally Omitted.]

            (c) Each of the Owner Participant and First Security Bank, National Association, in its individual capacity, represents and warrants to the other parties to this Agreement that it is, and on the Delivery Date will be, a Citizen of the United States without making use of any voting trust, voting powers agreement or similar arrangement. The Owner Participant agrees, solely for the benefit of Lessee and the Loan Participants, that if (i) it shall cease to be, or believes itself likely to cease to be, a Citizen of the United States and (ii) the Aircraft shall or would therefore become ineligible for registration in the name of the Owner Trustee under the Federal Aviation Act and regulations then applicable thereunder, then the Owner Participant shall (at its own expense and without any reimbursement or indemnification from Lessee) promptly effect a voting trust, voting powers agreement or other similar arrangement or take any other action as may be necessary to prevent any deregistration and to maintain the United States registration of the Aircraft. It is agreed that: (A) the Owner Participant shall be liable to pay on request to each of the other parties hereto and to each holder of a Secured Certificate for any damages suffered by any such other party or holder as the result of the representation and warranty of the Owner Participant in the first sentence of this Section 8(c) proving to be untrue as of the Delivery Date; and (B) the Owner Participant shall be liable to pay on request to Lessee, any Sublessee and the Loan Participants for any damages which may be incurred by Lessee, any Sublessee or the Loan Participants as a result of the Owner Participant's failure to comply with its obligations pursuant to the second sentence of this
Section 8(c). Each party hereto agrees, upon the request and at the sole expense of the Owner Participant, to cooperate with the Owner Participant in complying with its obligations under the provisions of the second sentence of this Section 8(c). First Security Bank, National Association, in its individual capacity, agrees that if at any time an officer or responsible employee of the Corporate Trust Department of First Security Bank, National Association, shall obtain Actual Knowledge that First Security Bank, National Association, has ceased to be a Citizen of the United States without making use of a voting trust, voting powers agreement or similar arrangement, it will promptly resign as Owner Trustee (if and so long as such citizenship is necessary under the Federal Aviation Act as in effect at such time or, if it is not necessary, if and so long as the Owner Trustee's citizenship would have any material adverse effect on the Loan Participants, Lessee or the Owner Participant), effective upon the appointment of a successor Owner Trustee in accordance with Section 9.01 of the Trust Agreement. If the Owner Participant or First Security Bank, National Association, in its individual capacity, does not comply with the requirements of this Section 8(c), the Owner Trustee, the Indenture Trustee and the Participants hereby agree that an Event of Default (or an event which would constitute an Event of Default but for lapse of time or the giving of notice or both) shall not have occurred and be continuing under the Lease due to non-compliance by Lessee with the registration requirements in the Lease.

            (d) First Security Bank, National Association, in its individual capacity, represents and warrants that both the principal place of business of the Owner Trustee and the place where its records concerning the Aircraft and all of its interest in, to and under the Operative Documents to which it is a party are kept is Salt Lake City, Utah. First Security Bank, National Association, in its individual capacity, agrees that it will not change the location of such office to a location outside of Salt Lake City, Utah, without prior written notice to all parties. First Security Bank, National Association, in its individual capacity, further represents and warrants that (A) on the Delivery Date the Owner Trustee shall have received whatever title to the Aircraft as was conveyed to it by Lessee, and (B) the Trust Agreement, and, assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the other Owner Trustee Documents, when executed and delivered, shall have been duly executed and delivered by one of its officers who is duly authorized to execute and deliver such instruments on behalf of the Owner Trustee. First Security Bank, National Association, in its individual capacity, represents that it has not offered any interest in the Trust Estate or any Secured Certificates or any similar securities for sale to, or solicited any offer to acquire the same from, anyone, and that no officer or responsible employee of the Corporate Trust Department of First Security Bank, National Association, has knowledge of any such offer or solicitation by anyone other than Lessee.

            (e) Each Loan Participant represents and warrants that neither it nor anyone acting in its behalf has offered any Secured Certificates for sale to, or solicited any offer to buy any Secured Certificate from, any person or entity other than in a manner in compliance with, and which does not require registration under, the Securities Act of 1933, as amended, or the rules and regulations thereunder.

            (f) The Owner Participant and the Indenture Trustee agree that, at any time after the Depreciation Period, as long as no Event of Default or a Default of the type referred to in Section 14(a), 14(b) or 14(e) of the Lease shall have occurred and be continuing, Lessee may elect to effect a change in registration of the Aircraft, at Lessee's cost and expense, so long as (a) the country of registry of the Aircraft is a country listed on Exhibit A hereto (or such other country as the Owner Trustee approves) and (b) the following conditions are met: (i) unless the country of registry is Taiwan, the United States maintains normal diplomatic relations with the country of registry of the Aircraft, and if the country of registry is Taiwan, the United States maintains diplomatic relations at least as good as those in effect on the Delivery Date; and (ii) the Owner Trustee and the Indenture Trustee shall have received favorable opinions (subject to customary exceptions) addressed to each such party, from counsel of recognized reputation qualified in the laws of the relevant jurisdiction to the effect that:

            (A) the Owner Trustee's ownership interest in the Aircraft shall be recognized under the laws of such jurisdiction, (B) the obligations of Lessee, and the rights and remedies of the Owner Trustee, under the Lease shall remain valid, binding and (subject to customary bankruptcy and equitable remedies exceptions and to other exceptions customary in foreign opinions generally) enforceable under the laws of such jurisdiction (or the laws of the jurisdiction to which the laws of such jurisdiction would refer as the applicable governing law), (C) after giving effect to such change in registration, the Lien of the Trust Indenture on the Owner Trustee's right, title and interest in and to the Aircraft and the Lease shall continue as a valid and duly perfected first priority security interest and all filing, recording or other action necessary to protect the same shall have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording or other action is necessary and (2) the Owner Trustee and the Indenture Trustee shall have received a certificate from Lessee that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to the Owner Trustee and the Indenture Trustee on or prior to the effective date of such change in registration), (D) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of the Owner Trustee, the Owner Participant or the Indenture Trustee (or any Affiliate thereof), as the case may be, for the Owner Trustee, the Owner Participant or the Indenture Trustee to qualify to do business in such jurisdiction, (E) there is no tort liability of the owner of an aircraft not in possession thereof under the laws of such jurisdiction (it being agreed that, in the event such latter opinion cannot be given in a form satisfactory to the Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to the Owner Participant is provided to cover such risk), and (F) (unless Lessee shall have agreed to provide insurance covering the risk of requisition of use of such Aircraft by the government of such jurisdiction so long as such Aircraft is registered under the laws of such jurisdiction) the laws of such jurisdiction require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of such Aircraft in the event of the requisition by such government of such use.

In addition, as a condition precedent to any such change in registration, Lessee shall furnish to the Owner Trustee and the Indenture Trustee an Officer's Certificate to the effect that the insurance required by Section 11 of the Lease shall be in full force and effect at the time of such change in registration after giving effect to such change in registration and that the new country of registry imposes aircraft maintenance standards not materially different from those of the United States, France, Germany, Japan, the Netherlands or the United Kingdom. Lessee shall pay all costs, expenses, fees, recording and registration taxes, including the reasonable fees and expenses of counsel to the Owner Trustee, the Owner Participant and the Indenture Trustee, and other charges in connection with any such change in registration.

            (g) The Owner Participant represents and warrants to Lessee, the Guarantor, the Indenture Trustee, the Pass Through Trustee, the Subordination Agent, the Liquidity Provider and the Owner Trustee, in its capacity as such and in its individual capacity, as follows:

            (i) it is duly incorporated, validly existing and in good standing under the laws of ____________ and has the corporate power and authority to carry on its present business and operations and to own or lease its properties, and has the corporate power and authority to enter into and to perform its obligations under the Owner Participant Documents; this Agreement and the other Owner Participant Documents have been duly authorized, executed and delivered by it; and this Agreement and each of the other Owner Participant Documents constitute the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity; and it has a tangible net worth (exclusive of goodwill) greater than $75,000,000;

            (ii) neither (A) the execution and delivery by the Owner Participant of the Owner Participant Documents nor (B) compliance by it with all of the provisions thereof, (x) will contravene any law or order of any court or governmental authority or agency applicable to or binding on the Owner Participant (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by the Owner Trustee other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable law), or (y) will contravene the provisions of, or constitutes or has constituted or will constitute a default under, or result in the creation of any Lien (other than Liens provided for in the Operative Documents) upon any property of the Owner Participant under, its certificate of incorporation or bylaws or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its property may be bound or affected;

            (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as required by the Federal Aviation Act or the regulations promulgated thereunder) is required for the due execution, delivery or performance by it of the Owner Participant Documents;

            (iv) there are no pending or, to its knowledge, threatened actions or proceedings before any court or administrative agency or arbitrator which would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Assignment and Assumption Agreement, the Tax Indemnity Agreement and the Trust Agreement;

            (v) neither the Owner Participant nor anyone authorized by it to act on its behalf (it being understood that in proposing, facilitating and otherwise taking any action in connection with the financing contemplated hereby and agreed to herein by the Owner Participant, Lessee has not acted as agent of the Owner Participant) has directly or indirectly offered any Secured Certificate or Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person; and the Owner Participant's interest in the Trust Estate and the Trust Agreement is being acquired for its own account and is being purchased for investment and not with a view to any resale or distribution thereof;

            (vi) on the Delivery Date, the Trust Estate shall be free of Lessor Liens (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Participant; and

            (vii) it is a Citizen of the United States (without making use of a voting trust agreement, voting powers agreement or similar arrangement).

            (h) Each of First Security Bank, National Association, in its individual capacity, and the Owner Participant covenants and agrees that it shall not cause or permit to exist a Lessor Lien attributable to it with respect to the Aircraft or any other portion of the Trust Estate. Each of First Security Bank, National Association, in its individual capacity, and the Owner Participant agrees that it will promptly, at its own expense, take such action as may be necessary duly to discharge such Lessor Lien attributable to it. Each of First Security Bank, National Association, in its individual capacity, and the Owner Participant agrees to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from Lessor Liens (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to it. The Owner Participant agrees to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from any Taxes or Expenses imposed on the Trust Estate against which Lessee is not required to indemnify the Trust Estate pursuant to Section 7 hereof.

            (i) State Street Bank and Trust Company, in its individual capacity, covenants and agrees that it shall not cause or permit to exist any Lien, arising as a result of (A) claims against the Indenture Trustee not related to its interest in the Aircraft or the administration of the Trust Indenture Estate pursuant to the Trust Indenture, (B) acts of the Indenture Trustee not permitted by, or failure of the Indenture Trustee to take any action required by, the Operative Documents to the extent such acts arise or such failure arises from or constitutes gross negligence or willful misconduct, (C) claims against the Indenture Trustee relating to Taxes or Expenses which are excluded from the indemnification provided by Section 7 pursuant to said Section 7, or (D) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Aircraft, the Trust Estate, the Trust Indenture Estate or the Operative Documents other than a transfer of the Aircraft pursuant to Section 9, 10 or 19 of the Lease or Article IV or V of the Trust Indenture, any borrowing pursuant to Section 9 hereof or a transfer of the Aircraft pursuant to Section 15 of the Lease while an Event of Default is continuing and prior to the time that the Indenture Trustee has received all amounts due pursuant to the Trust Indenture.

            (j) [Intentionally Omitted.]

            (k) Each Loan Participant represents and warrants that the Secured Certificate issued to it pursuant to the Trust Indenture was acquired by it for investment and not with a view to resale or distribution (it being understood that such Loan Participant may pledge or assign as security its interest in each Secured Certificate issued to it), provided that the disposition of its property shall at all times be and remain within its control, except that the Loan Participants may sell, transfer or otherwise dispose of any Secured Certificate or any portion thereof, or grant participations therein, in a manner which in itself does not require registration under the Securities Act of 1933, as amended.

            (l) The Indenture Trustee, and by acceptance of the Secured Certificates the Certificate Holders, hereby (i) agree that for purposes of the application of Section 1111(b) of Title 11 of the United States Code or any successor provision or any comparable provisions that the "debtor" in any bankruptcy proceeding involving the assets held or administered pursuant to the Trust Agreement shall be strictly limited to the Trust Estate (excluding the Excluded Payments) and (ii) make (and hereby agree to make), with respect to the Trust Indenture Estate, the election provided for in Section 1111(b)(2) of Title 11 of the United States Code. It is hereby agreed by the Indenture Trustee, and by the acceptance of the Secured Certificates the Certificate Holders hereby agree, that if (i) all or any part of the Trust Estate becomes the property of, or the Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Reform Act of 1978 or any successor provision or any comparable proceeding, (ii) pursuant to such reorganization provisions the Owner Trustee (in its individual capacity) or the Owner Participant is required, by reason of the Owner Trustee (in its individual capacity) or the Owner Participant being held to have recourse liability to the holder(s) of the Secured Certificates or to the Indenture Trustee, directly or indirectly (other than the recourse liability of the Owner Participant under this Participation Agreement), to make payment on account of any amount payable as principal or interest on the Secured Certificates and (iii) any holder(s) of the Secured Certificates or the Indenture Trustee actually receives any Excess Payment (as hereinafter defined) which reflects any payment by the Owner Trustee (in its individual capacity) or the Owner Participant on account of (ii) above, then such holder(s) or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Trustee or the Owner Participant (whichever shall have made such payment) such Excess Payment. For purposes of this Section 8(l), "Excess Payment" means the amount by which such payment exceeds the amount which would have been received by the holder(s) of the Secured Certificates or the Indenture Trustee if the Owner Trustee (in its individual capacity) or the Owner Participant had not become subject to the recourse liability referred to in (ii) above. Nothing contained in this Section 8(l) shall prevent the holder of a Secured Certificate or the Indenture Trustee from enforcing any personal recourse obligation (and retaining the proceeds thereof) of the Owner Trustee (in its individual capacity) or the Owner Participant under this Agreement or the Trust Indenture (and any exhibits or annexes thereto).

            (m) State Street Bank and Trust Company represents, warrants and covenants, in its individual capacity, to Lessee, the Guarantor, the Owner Trustee, the Pass Through Trustee, the Subordination Agent, the Liquidity Provider and the Owner Participant as follows:

            (i) the Indenture Trustee is a Massachusetts trust company duly incorporated, validly existing and in good standing under the laws of Massachusetts, is a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement), will notify promptly all parties to this Agreement if in its reasonable opinion its status as a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement) is likely to change and will resign as Indenture Trustee as provided in Section 8.02 of the Trust Indenture promptly after it obtains actual knowledge that it has ceased to be such a Citizen of the United States (without making use of a voting trust, voting powers agreement or similar arrangement), and has, or had on the respective dates of execution thereof, the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of this Agreement, the Trust Indenture and each other Operative Document to which it is a party and to carry out its obligations under this Agreement, the Trust Indenture, each other Operative Document to which it is a party and to authenticate the Secured Certificates;

            (ii) the execution and delivery by the Indenture Trustee of the Indenture Trustee Documents and the authentication of the Secured Certificates and the performance by the Indenture Trustee of its obligations under the Indenture Trustee Documents have been duly authorized by the Indenture Trustee and will not violate its articles of association or bylaws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound;

            (iii) this Agreement and each of the other Indenture Trustee Documents constitute the legal, valid and binding obligations of the Indenture Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

            (iv) there are no pending or, to its knowledge, threatened actions or proceedings against the Indenture Trustee, either in its individual capacity or as Indenture Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Indenture Trustee, in its individual capacity or as Indenture Trustee as the case may be, to perform its obligations under the Operative Documents to which it is a party; and

            (v) there are no Indenture Trustee's Liens on the Aircraft or any portion of the Trust Estate.

            (n) The Owner Participant will not, directly or indirectly, sell, assign, convey or otherwise transfer any of its right, title or interest in and to this Agreement, the Trust Estate or the Trust Agreement or any proceeds therefrom to any person or entity, unless (i) the proposed transferee is a "Transferee" (as defined below), (ii) Lessee shall have (1) received an opinion (in form and substance reasonably satisfactory to Lessee) of counsel to the Owner Participant (who shall be reasonably satisfactory to Lessee) to the effect that such transfer will not result in any sales, use, value added or similar tax imposed on, or indemnified by, Lessee and (2) received from the Owner Participant so seeking to transfer such right, title or interest reasonably satisfactory indemnification for any sales, use, value added or similar tax imposed on, or indemnified by, Lessee, and (iii) the Owner Participant sells, assigns, conveys or otherwise transfers all of its right, title and interest in and to this Agreement, the Trust Estate, the Trust Agreement and the proceeds therefrom to a single entity. A "Transferee" shall mean either (A) a bank or other financial institution with a combined capital, surplus and undivided profits of at least $75,000,000 or a corporation whose tangible net worth is at least $75,000,000, exclusive of goodwill, in either case as of the proposed date of such transfer, as determined in accordance with generally accepted accounting principles, or (B) any subsidiary of such a bank, financial institution or corporation, provided that such bank, financial institution or corporation furnishes to the Owner Trustee, the Indenture Trustee and Lessee a guaranty with respect to the Transferee's obligations, in the case of the Owner Trustee, under the Trust Agreement and, in the case of the Indenture Trustee and Lessee, the Transferee's obligations hereunder, including but not limited to, under Section 8(c) and Section 8(h) hereof, in form and substance reasonably satisfactory to Lessee, the Owner Trustee and the Indenture Trustee, or (C) any Affiliate of the Owner Participant if the transferring Owner Participant remains liable for the obligations of the Transferee under the Operative Documents; provided, however, that any Transferee shall not be an airline, a commercial air carrier, an air freight forwarder, an entity engaged in the business of parcel transport by air or other similar person or a corporation or other entity controlling, controlled by or under common control with such an airline, a commercial air carrier, an air freight forwarder, an entity engaged in the business of parcel transport by air or other similar person. Each such transfer to a Transferee shall be subject to the conditions that (M) upon giving effect to such transfer, the Transferee is a Citizen of the United States (without making use of a voting trust agreement, voting powers agreement or other similar arrangement unless approved by Lessee), and has full power and authority to enter into the transactions contemplated hereby, (N) the Transferee has the requisite power and authority to enter into and carry out the transactions contemplated hereby and such Transferee shall have delivered to Lessee, the Owner Trustee and the Indenture Trustee an opinion of counsel in form and substance reasonably satisfactory to such persons as to the due authorization, delivery, legal, valid and binding effect and enforceability of the agreement or agreements referred to in the next clause with respect to the Transferee and any guaranty provided pursuant to the provisions of this Section 8(n) as to the guarantor, (O) the Transferee enters into an agreement or agreements, in form and substance reasonably satisfactory to the Owner Trustee, Lessee and the Indenture Trustee, whereby the Transferee confirms that it shall be deemed a party to this Agreement and a party to the Trust Agreement and agrees to be bound by all the terms of, and to undertake all of the obligations of the transferor Owner Participant contained in, the Owner Participant Documents (to the extent of the participation so transferred to it) and makes representations and warranties equivalent to those made by the Owner Participant thereunder and the representations required by Section 8(q) below, (P) such transfer does not affect registration of the Aircraft under the Federal Aviation Act, or any rules or regulations promulgated thereunder or create a relationship which would be in violation thereof or violate any provision of the Securities Act of 1933, as amended, or any other applicable Federal or state law, (Q) the transferor Owner Participant assumes the risk of any sales, use, value added or similar tax resulting from such transfer, (R) the transferor Owner Participant pays all of the reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred in connection with such transfer, including the costs and expenses of the Owner Trustee, the Indenture Trustee, Lessee and the Loan Participants in connection therewith, and (S) the terms of the Operative Documents and the Overall Transaction shall not be altered. Upon any such transfer by the Owner Participant as above provided, the Transferee shall be deemed the Owner Participant for all purposes hereof and of the other Operative Documents and each reference herein to the transferor Owner Participant shall thereafter be deemed for all purposes to be to the Transferee and the transferor Owner Participant shall be relieved, released and discharged of all obligations of the transferor Owner Participant under the Owner Participant Documents arising after the date of such transfer except to the extent fully attributable to or arising out of acts or events occurring prior thereto and not assumed by the Transferee (in each case, to the extent of the participation so transferred). If the Owner Participant intends to transfer any of its interests hereunder, it shall give 30 days prior written notice thereof to the Indenture Trustee, the Owner Trustee and Lessee, specifying the name and address of the proposed Transferee.

            (o) Notwithstanding the provisions of Section 8(x) hereof, unless waived by the Loan Participants, Lessee shall not be entitled to assume the Secured Certificates on the date for purchase of the Aircraft pursuant to
Section 19(d) of the Lease if on such date an Event of Default shall have occurred and be continuing or any condition or event shall exist which, with the passage of time or giving of notice or both, would become such an Event of Default.

            (p) First Security Bank, National Association, and State Street Bank and Trust Company, each in its individual capacity, agrees for the benefit of Lessee to comply with the terms of the Trust Indenture which it is required to comply with in its individual capacity.

            (q) The Owner Participant represents and warrants that it is not acquiring its interest in the Trust Estate, any Secured Certificate or any interests represented thereby with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code. Each Loan Participant agrees that it will not transfer any Secured Certificate (or any part thereof) to any entity (except pursuant to Section 2.14 of the Trust Indenture) unless such entity makes (or is deemed to have made) a representation and warranty as of the date of transfer that either no part of the funds to be used by it for the purchase and holding of such Secured Certificate (or any part thereof) constitutes assets of any "employee benefit plan" or that such purchase and holding will not result in a "prohibited transaction" (as defined in Section 4975 of the Code and ERISA). The Owner Participant agrees that it will not transfer any of its right, title or interest in and to this Agreement, the Trust Estate or the Trust Agreement or any proceeds therefrom to any entity unless such entity makes (or is deemed to have made) a representation and warranty as of the date of transfer that either no part of the funds to be used by it for the purchase of such right, title and interest (or any part thereof) constitutes assets of any "employee benefit plan" or that such transfer will not result in a prohibited transaction (as defined in Section 4975 of the Code and ERISA). The Pass Through Trustee agrees that it will not agree to any amendment, modification or waiver of Section 1.01(e)(1) of the initial supplement to each Pass Through Trust Agreement without the prior written consent of the Owner Participant.

            (r) Each Participant, the Owner Trustee and the Indenture Trustee agrees for the benefit of the Manufacturer and Lessee that it will not disclose or suffer to be disclosed the terms of the Purchase Agreement to any third party except (A) as may be required by any applicable statute, court or administrative order or decree or governmental ruling or regulation or to any regulatory authorities having official jurisdiction over them, (B) in connection with the financing of the Aircraft and the other transactions contemplated by the Operative Documents (including any transfer of Secured Certificates (including by way of participation or assignment of an interest, provided such participant or assignee agrees to hold such terms confidential to the same extent as herein provided) or the Owner Participant's beneficial interest in the Trust Estate and any exercise of remedies under the Lease and the Trust Indenture), (C) with the prior written consent of the Manufacturer and Lessee, (D) to the Owner Trustee's, the Indenture Trustee's and each Participant's counsel or special counsel, accounting and financial advisors, independent insurance brokers or other agents who agree to hold such information confidential, or (E) in the case of the Owner Participant and/or the Owner Trustee, it may disclose so much of the Purchase Agreement as has been assigned to the Owner Trustee under the Purchase Agreement Assignment to bona fide potential purchasers of the Aircraft or Transferees under Section 8(n) above who agree to hold such information confidential.

            (s) The Owner Trustee and the Owner Participant severally, not jointly, represent and warrant that none of the funds made available by the Pass Through Trustee pursuant to Section 1 hereof will be used for the purpose of purchasing or carrying any "margin security" as defined in Regulation G of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry such margin security or for any other purpose which might cause the transaction contemplated by this Agreement to constitute a "purpose credit" within the meaning of Regulation X of the Board of Governors of the Federal Reserve System, assuming that the proceeds were and are applied as contemplated by the provisions of this Agreement.

            (t) Each Loan Participant covenants and agrees that it shall not cause or permit to exist a Loan Participant Lien attributable to it with respect to the Aircraft or any other portion of the Trust Estate. Each Loan Participant agrees that it will promptly, at its own expense, take such other action as may be necessary duly to discharge such Loan Participant Lien attributable to it. Each Loan Participant agrees to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from such Loan Participant Lien attributable to it.

            (u) State Street Bank and Trust Company, in its individual capacity, covenants and agrees that it shall not cause or permit to exist any Indenture Trustee's Liens with respect to the Trust Indenture Estate or the Trust Estate. State Street Bank and Trust Company, in its individual capacity, agrees that it will promptly, at its own expense, take such action as may be necessary duly to discharge such Indenture Trustee's Liens. State Street Bank and Trust Company, in its individual capacity, agrees to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Indenture Estate or the Trust Estate resulting from such Indenture Trustee's Liens.

            (v) The Owner Trustee, in its individual capacity (except as provided in clauses (iii) and (vii) below) and (but only as provided in clauses
(iii) and (vii) and, to the extent that it relates to the Owner Trustee, clauses
(ii), (ix) and (xi) below) as Owner Trustee, represents and warrants to Lessee, the Guarantor, the Pass Through Trustee, the Subordination Agent, the Liquidity Provider and the Owner Participant that:

            (i) the Owner Trustee, in its individual capacity, is a national banking association duly organized and validly existing in good standing under the laws of the United States, has full corporate power and authority to carry on its business as now conducted, has the corporate power and authority to execute and deliver the Trust Agreement, has the corporate power and authority to carry out the terms of the Trust Agreement, and has, or had on the respective dates of execution thereof (assuming the authorization, execution and delivery of the Trust Agreement by the Owner Participant), as Owner Trustee, and to the extent expressly provided herein or therein, in its individual capacity, the corporate power and authority to execute and deliver and to carry out the terms of this Agreement, the Trust Indenture, the Secured Certificates, the Lease and each other Operative Document (other than the Trust Agreement) to which it is a party;

            (ii) the Owner Trustee in its trust capacity and, to the extent expressly provided herein, in its individual capacity, has duly authorized, executed and delivered this Agreement, in its individual capacity, has duly authorized, executed and delivered the Trust Agreement and in its trust capacity, except as expressly provided therein, has duly authorized, executed and delivered the other Owner Trustee Documents and (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) this Agreement and each of the other Owner Trustee Documents constitute, or will constitute when entered into as contemplated hereby, the legal, valid and binding obligations of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

            (iii) assuming the due authorization, execution and delivery of the Original Trust Agreement by the Initial Owner Participant, the Owner Trustee has duly authorized, and on the Certificate Closing Date duly issued, executed and delivered to the Indenture Trustee for authentication, the Secured Certificates pursuant to the terms and provisions of the Original Participation Agreement and of the Original Trust Indenture, and each Secured Certificate on the Delivery Date will constitute the valid and binding obligation of the Owner Trustee and will be entitled to the benefits and security afforded by the Trust Indenture in accordance with the terms of such Secured Certificate and the Trust Indenture;

            (iv) neither the execution and delivery by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any Owner Trustee Document, nor the consummation by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated thereby, nor the compliance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, with any of the terms and provisions thereof, (A) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it, or (B) violates or will violate its articles of association or bylaws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, or results or will result in the creation of any Lien (other than as permitted under the Operative Documents) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which it is a party or by which it is bound, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Utah governing the trust powers of the Owner Trustee, or any judgment or order applicable to or binding on it;

            (v) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Utah state or local governmental authority or agency or any United States federal governmental authority or agency regulating the trust powers of the Owner Trustee in its individual capacity is required for the execution and delivery of, or the carrying out by, the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement, the Participation Agreement, the Trust Indenture, the Lease or the Secured Certificates, or any other Operative Document to which it is a party or by which it is bound, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken or which is described in Section 7(iv);

            (vi) there exists no Lessor Lien (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Trustee, in its individual capacity;

            (vii) there exists no Lessor Lien (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Trustee, as lessor under the Lease;

            (viii) there are no Taxes payable by the Owner Trustee, either in its individual capacity or as Owner Trustee, imposed by the State of Utah or any political subdivision thereof in connection with the issuance of the Secured Certificates, or the execution and delivery in its individual capacity or as Owner Trustee, as the case may be, of any of the instruments referred to in clauses (i), (ii), (iii) and (iv) above, that, in each case, would not have been imposed if the Trust Estate were not located in the State of Utah and First Security Bank, National Association had not (a) had its principal place of business in, (b) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Documents in, and (c) engaged in any activities unrelated to the transactions contemplated by the Operative Documents in, the State of Utah;

            (ix) there are no pending or, to its knowledge, threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as Owner Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under any of the instruments referred to in clauses (i),
      (ii), (iii) and (iv) above;

            (x) both its chief executive office, and the place where its records concerning the Aircraft and all its interests in, to and under all documents relating to the Trust Estate, are located in Salt Lake City, Utah;

            (xi) the Owner Trustee has not, in its individual capacity or as Owner Trustee, directly or indirectly offered any Secured Certificate or Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Pass Through Trustee and the Owner Participant; and the Owner Trustee has not authorized anyone to act on its behalf (it being understood that in arranging and proposing the refinancing contemplated hereby and agreed to herein by the Owner Trustee, the Lessee has not acted as agent of the Owner Trustee) to offer directly or indirectly any Secured Certificate, any Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or to solicit any offer to acquire any of the same from, any person;

            (xii) it is a Citizen of the United States (without making use of a voting trust agreement, voting powers agreement or similar arrangements); and

            (xiii) there has not occurred any event which constitutes (or, to the best of its knowledge would, with the passing of time or the giving of notice or both, constitute) an Event of Default as defined in the Trust Indenture which has been caused by or relates to the Owner Trustee, in its individual capacity, and which is presently continuing.

            (w) The Owner Participant covenants and agrees that if (i) Lessee has elected pursuant to Section 9(a)(2) of the Lease to terminate the Lease by causing the Aircraft to be sold pursuant to Section 9(c) of the Lease and (ii) the Owner Trustee has, pursuant to Section 9(c) of the Lease, given to Lessee written notice of Lessor's election to retain title to the Aircraft and (iii) the Owner Trustee has failed to make, on or before the Termination Date, any payment required to be made by the Owner Trustee pursuant to Section 9(c) in connection with its retention of title to the Aircraft, the Owner Participant will indemnify Lessee for any losses, damages, costs or expenses of any kind (including any additional rents paid by Lessee and any reasonable fees and expenses of lawyers, appraisers, brokers or accountants) incurred as a consequence of such failure by the Owner Trustee. The Owner Participant further covenants and agrees to pay those costs and expenses specified to be paid by the Owner Participant pursuant to Exhibit E to the Lease.

            (x) Each of the Owner Participant, the Owner Trustee, the Indenture Trustee and Lessee covenants and agrees that if Lessee elects (a) to purchase the Aircraft pursuant to Section 19(b) of the Lease or (b) to terminate the Lease and purchase the Aircraft pursuant to Section 19(d) of the Lease, then each of the parties will execute and deliver appropriate documentation transferring all right, title and interest in the Aircraft to Lessee (including, without limitation, such bills of sale and other instruments and documents as Lessee shall reasonably request to evidence (on the public record or otherwise) such transfer and the vesting of all right, title and interest in and to the Aircraft in Lessee), and if Lessee, in connection with such purchase, elects to assume the obligations of the Owner Trustee pursuant to the Trust Indenture and the Secured Certificates each of the parties will execute and deliver appropriate documentation permitting Lessee to assume such obligations on the basis of full recourse to Lessee, maintaining the security interest in the Aircraft created by the Trust Indenture, releasing the Owner Participant and the Owner Trustee from all future obligations and liabilities in respect of the Secured Certificates, the Trust Indenture and all other Operative Documents and all such other actions as are reasonably necessary to permit such assumption by Lessee.

            Notwithstanding the foregoing, Lessee shall not be entitled to assume the obligations of the Owner Trustee in respect of the Secured Certificates unless Lessee causes to be delivered to the Indenture Trustee an opinion of counsel to the effect that (i) the Lien of the Trust Indenture continues to be a valid and duly perfected first priority security interest in and to the Aircraft and (ii) the Indenture Trustee should be entitled to the benefits of 11 U.S.C. ss.1110; provided that the opinion required by subclause
(ii) need only be given if immediately prior to such assumption the Owner Trustee should have been entitled to the benefits of 11 U.S.C. ss.1110.

            (y) (A) Lessee will not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

            (i) the corporation formed by such consolidation or into which Lessee is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of Lessee as an entirety shall be a Certificated Air Carrier;

            (ii) the corporation formed by such consolidation or into which Lessee is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of Lessee as an entirety shall execute and deliver to the Owner Trustee, the Indenture Trustee and the Owner Participant an agreement in form and substance reasonably satisfactory to the Indenture Trustee and the Owner Participant containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Agreement, the Lease, the Purchase Agreement Assignment and the Tax Indemnity Agreement to be performed or observed by Lessee;

            (iii) immediately after giving effect to such transaction, no Default or Event of Default under the Lease shall have occurred and be continuing; and

            (iv) Lessee shall have delivered to the Owner Trustee, the Indenture Trustee and the Owner Participant a certificate signed by the President, any Executive Vice

      President, any Senior Vice President or any Vice President and by the Secretary or an Assistant Secretary of Lessee, and an opinion of counsel reasonably satisfactory to the Indenture Trustee and the Owner Participant, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (ii) above comply with this subparagraph (A) of Section 8(y) and that all conditions precedent herein provided for relating to such transaction have been complied with.

            Upon any such consolidation or merger or any such conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety in accordance with this subparagraph (A) of Section 8(y), the successor corporation or Person formed by such consolidation or into which Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under this Agreement with the same effect as if such successor corporation or Person had been named as Lessee herein. No such conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety shall have the effect of releasing Lessee or any successor corporation or Person which shall theretofore have become such in the manner prescribed in this subparagraph (A) of Section 8(y) from its liability in respect of any Operative Document to which it is a party.

                  (B) Lessee shall at all times maintain its corporate existence except as permitted by subparagraph (A) of this Section 8(y).

            (z) Lessee, at its expense, will take, or cause to be taken, such action with respect to the recording, filing, re-recording and refiling of the Lease, the Lease Supplement, the Trust Agreement, the Trust Indenture, the Trust Supplement and any financing statements or other instruments as are necessary to maintain, so long as the Trust Indenture or the Lease is in effect, the perfection of the security interests created by the Trust Indenture and any security interest that may be claimed to have been created by the Lease and the interest of the Owner Trustee in the Aircraft or will furnish to the Owner Trustee and the Indenture Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable them to take such action. Lessee will notify the Owner Trustee, the Owner Participant and the Indenture Trustee of any change in the location of its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) promptly after making such change or in any event within the period of time necessary under applicable law to prevent the lapse of perfection (absent refiling) of financing statements filed under the Operative Documents.

            (aa) Each Loan Participant hereby represents, warrants and agrees that it shall not transfer any interest in any Secured Certificate unless and until the transferee agrees in writing (copies of which shall be provided by the Indenture Trustee to Lessee, the Owner Trustee and the Owner Participant) to make the representations contemplated to be made by a Loan Participant in this Agreement and to be bound by the terms of this Agreement and the Trust Indenture (including, without limitation, the representations and covenants set forth in

Sections 8(e), 8(k), 8(l), 8(q), and 8(t) hereof and this Section 8(aa) and Sections 2.03, 2.14 and 4.03 of the Trust Indenture).

            (bb) The Pass Through Trustee represents and warrants to Lessee, the Guarantor, the Indenture Trustee, the Subordination Agent, the Liquidity Provider, the Owner Participant and the Owner Trustee, in its capacity as such and in its individual capacity, as follows:

            (i) the Pass Through Trustee is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has, or had on the respective dates of execution thereof, the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Pass Through Trust Agreements, the Intercreditor Agreement and this Agreement and to perform its obligations under the Pass Through Trust Agreements, the Intercreditor Agreement and this Agreement;

            (ii) this Agreement, each of the Pass Through Trust Agreements and the Intercreditor Agreement have been duly authorized, executed and delivered by the Pass Through Trustee; this Agreement, each of the Pass Through Trust Agreements and the Intercreditor Agreement constitute the legal, valid and binding obligations of the Pass Through Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

            (iii) none of the execution, delivery and performance by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement or this Agreement, the purchase by the Pass Through Trustee of the Secured Certificates pursuant to this Agreement, or the issuance of the Certificates pursuant to the Pass Through Trust Agreements, contravenes any law, rule or regulation of the Commonwealth of Massachusetts or any United States governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and does not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or bylaws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound;

            (iv) neither the execution and delivery by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement or this Agreement, nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any

      Massachusetts governmental authority or agency or any federal governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

            (v) there are no Taxes payable by the Pass Through Trustee imposed by the Commonwealth of Massachusetts or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement, any of the Pass Through Trust Agreements or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and there are no Taxes payable by the Pass Through Trustee imposed by the Commonwealth of Massachusetts or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and, assuming that the trusts created by the Pass Through Trust Agreements will not be taxable as corporations, but, rather, each will be characterized either as a grantor trust under subpart E, Part I of Subchapter J of the Code or as a partnership, such trusts will not be subject to any Taxes imposed by the Commonwealth of Massachusetts or any political subdivision thereof;

            (vi) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the Intercreditor Agreement or any Pass Through Trust Agreement;

            (vii) except for the issue and sale of the Certificates contemplated by the Original Participation Agreement, the Pass Through Trustee has not directly or indirectly offered any Secured Certificate for sale to any Person or solicited any offer to acquire any Secured Certificates from any Person, nor has the Pass Through Trustee authorized anyone to act on its behalf to offer directly or indirectly any Secured Certificate for sale to any Person, or to solicit any offer to acquire any Secured Certificate from any Person; and the Pass Through Trustee is not in default under any Pass Through Trust Agreement; and

            (viii) the Pass Through Trustee is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Underwriter, Lessee or the Guarantor.

            (cc) The Subordination Agent represents and warrants to Lessee, the Guarantor, the Indenture Trustee, the Pass Through Trustee, the Liquidity Provider, the Owner Participant and the Owner Trustee, in its capacity as such and in its individual capacity, as follows:

            (i) the Subordination Agent is a duly organized national banking association, validly existing and in good standing with the Comptroller of the Currency under the laws of the United States and has, or had on the respective dates of execution thereof, the full corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Liquidity Facilities, the Intercreditor Agreement and this Agreement and to perform its obligations under this Agreement, the Liquidity Facilities and the Intercreditor Agreement;

            (ii) this Agreement, each of the Liquidity Facilities and the Intercreditor Agreement have been duly authorized, executed and delivered by the Subordination Agent; this Agreement, each of the Liquidity Facilities and the Intercreditor Agreement constitute the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

            (iii) none of the execution, delivery and performance by the Subordination Agent of each of the Liquidity Facilities, the Intercreditor Agreement or this Agreement contravenes any law, rule or regulation of the State of Connecticut or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene or result in any breach of, or constitute a default under, the Subordination Agent's articles of association or bylaws or any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

            (iv) neither the execution and delivery by the Subordination Agent of any of the Liquidity Facilities, the Intercreditor Agreement or this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Connecticut governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

            (v) there are no Taxes payable by the Subordination Agent imposed by the State of Connecticut or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement, any of the Liquidity Facilities or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities);

            (vi) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement, the Intercreditor Agreement or any Liquidity Facility;

            (vii) the Subordination Agent has not directly or indirectly offered any Secured Certificate for sale to any Person or solicited any offer to acquire any Secured Certificates from any Person, nor has the Subordination Agent authorized anyone to act on its behalf to offer directly or indirectly any Secured Certificate for sale to any Person, or to solicit any offer to acquire any Secured Certificate from any Person; and the Subordination Agent is not in default under any Liquidity Facility; and

            (viii) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Underwriter, Lessee or the Guarantor.

            (dd) Section 3 of the Lease contemplates that, under certain circumstances, the Owner Participant will make certain recalculations of Basic Rent, Stipulated Loss Value percentages, Termination Value percentages and the Special Purchase Price, and the Owner Participant hereby agrees to make such recalculations as and when contemplated by the Lease and subject to all the terms and conditions of the Lease and promptly to take such further actions as may be necessary or desirable to give effect to and to cause the Owner Trustee to give effect to the provisions of Section 3 of the Lease.

            (ee) The Owner Participant hereby agrees with Lessee that it will pay, or cause to be paid, all costs and expenses that are for the account of the Owner Trustee pursuant to Sections 5(a) and 5(d) of the Lease. In addition, in furtherance of the provisions of the last sentence of the first paragraph of
Section 5(a) of the Lease, the Owner Participant authorizes Lessee, with the participation of the Owner Trustee, to negotiate the Half-Life Adjustment under the Residual Agreement or any Successor Residual Agreement and any amount to be deducted from the Agreed Residual Value (as such term is used in the Residual Agreement or any comparable term is used in any Successor Residual Agreement) directly with the Manufacturer or any Person who is the counterparty to any Successor Residual Agreement.

            SECTION 9. Reliance of Liquidity Provider. Each of the parties hereto agrees and acknowledges that the Liquidity Provider shall be a third party beneficiary of each of the representations and warranties made herein by such party, and that the Liquidity Provider may rely on such representations and warranties to the same extent as if such representations and warranties were made to the Liquidity Provider directly. Lessee agrees and acknowledges that the Liquidity Provider shall be a third party beneficiary of the indemnities contained in Section 7(c) hereof, and may rely on such indemnities to the same extent as if such indemnities were made to the Liquidity Provider directly.

            SECTION 10. Other Documents. Each of the Owner Participant and the Owner Trustee hereby (A) agrees with Lessee and the Loan Participants to comply with all of the terms of the Trust Agreement (as the same may hereafter be amended or supplemented from time to time in accordance with the terms thereof) applicable to it; (B) agrees with Lessee and the Indenture Trustee not to amend, supplement or otherwise modify any provision of the Trust Agreement in a manner adversely affecting such party without the prior written consent of such party; and (C) agrees with Lessee and the Loan Participants not to revoke the Trust Agreement without the prior written consent of Lessee (so long as the Lease remains in effect) and the Indenture Trustee (so long as the Lien of the Trust Indenture remains in effect or there are any Secured Certificates outstanding). Notwithstanding the foregoing, so long as the Lease has not been terminated, the Indenture Trustee and the Owner Trustee hereby agree for the benefit of Lessee that without the consent of Lessee they will not (i) amend or modify Article III or IX of the Trust Indenture, (ii) make any amendment which will affect the stated principal amount or interest on the Secured Certificates or (iii) amend or modify the provisions of Sections 2.05 or 10.14 of the Trust Indenture. The Indenture Trustee and the Owner Trustee agree to promptly furnish to Lessee copies of any supplement, amendment, waiver or modification of any of the Operative Documents to which Lessee is not a party. Notwithstanding anything to the contrary contained herein, in the Trust Agreement or in any other Operative Document, the Owner Participant will not consent to or direct a change in the situs of the Trust Estate without the prior written consent of Lessee. Each Loan Participant agrees that it will not take any action in respect of the Trust Indenture Estate except through the Indenture Trustee pursuant to the Trust Indenture or as otherwise permitted by the Trust Indenture.

            SECTION 11. Certain Covenants of Lessee. Lessee covenants and agrees with each of the Loan Participants, the Owner Participant, the Indenture Trustee and the Owner Trustee, in its capacity as such and in its individual capacity as follows:

            (a) Lessee will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Owner Trustee, the Indenture Trustee or the Owner Participant shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Documents; provided that any instrument or other document so executed by Lessee will not expand any obligations or limit any rights of Lessee in respect of the transactions contemplated by any Operative Documents. Lessee, forthwith upon delivery of the Aircraft under the Lease, shall cause the Aircraft to be duly registered, and at all times thereafter to remain duly registered, in the name of the Owner Trustee, except as otherwise required or permitted hereunder or under the Lease, under the Federal Aviation Act, or shall furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to make application for such registration, and shall promptly furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to timely file any reports required to be filed by it as the lessor under the Lease or as the owner of the Aircraft with any governmental authority.

            (b) Lessee will cause the Lease, all Lease Supplements, all amendments to the Lease, the Trust Indenture, all supplements and amendments to the Trust Indenture and this Agreement to be promptly filed and recorded, or filed for recording, to the extent permitted under the Federal Aviation Act, or required under any other applicable law. Upon the execution and delivery of the FAA Bill of Sale, the Lease, the Lease Supplement covering the Aircraft, the Trust Supplement and the Trust Indenture shall be filed for recording with the Federal Aviation Administration in the following order of priority; first, the FAA Bill of Sale, second, the Lease, with the Lease Supplement covering the Aircraft, the Trust Indenture and the Trust Supplement attached, and third, the Trust Indenture, with the Trust Supplement attached.

            SECTION 12. Owner for Federal Tax Purposes. It is hereby agreed among Lessee, the Owner Participant and the Owner Trustee that for Federal income tax purposes the Owner Participant will be the owner of the Aircraft to be delivered under the Lease and Lessee will be the lessee thereof, and each party hereto agrees to characterize the Lease as a lease for Federal income tax purposes.

            SECTION 13. Certain Definitions; Notices; Consent to Jurisdiction.
(a) Except as otherwise defined in this Agreement, terms used herein in capitalized form shall have the meanings set forth or referred to in Appendix A hereto. The term "Trust Office" shall have the meaning set forth in the Trust Agreement. Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be amended from time to time.

            (b) All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or to the Guarantor shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 13(b). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 13(b), notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (A) if to Lessee, the Guarantor, the Owner Trustee, the Pass Through Trustee, the Subordination Agent, the Indenture Trustee or the Owner Participant, to the respective addresses set forth below the signatures of such parties at the foot of this Agreement, or (B) if to a subsequent Owner Participant, addressed to such subsequent Owner Participant at such address as such subsequent Owner Participant shall have furnished by notice to the parties hereto, or (C) if to any subsequent Certificate Holder, addressed to such Certificate Holder at its address set forth in the Secured Certificate register maintained pursuant to Section 2.07 of the Trust Indenture.

            (c) Each of the parties hereto (A) hereby irrevocably submits itself to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement, the Lease, the Tax Indemnity Agreement or any other Operative Document, the subject matter of any thereof or any of the transactions contemplated hereby or thereby brought by any party or parties thereto, or their successors or assigns, and (B) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Agreement, the Lease, the Tax Indemnity Agreement or any other Operative Document or the subject matter of any thereof or any of the transactions contemplated hereby or thereby may not be enforced in or by such courts. Lessee hereby generally consents to service of process at Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attention: Managing Attorney, or such office of Lessee in New York City as from time to time may be designated by Lessee in writing to the Owner Participant, the Owner Trustee and the Indenture Trustee.

            SECTION 14. Change of Situs of Owner Trust. The Owner Participant agrees that if, at any time, the Trust Estate becomes subject to any Taxes for which it is indemnified pursuant to Section 7(b) hereof and if, as a consequence thereof, Lessee should request that the situs of the trust be moved to another state in the United States from the state in which it is then located, the situs of the trust may be moved with the written consent of the Owner Participant (which consent shall not be unreasonably withheld) and the Owner Participant will take, at Lessee's expense, whatever action may be necessary to accomplish such removal; provided that (A) Lessee shall provide such additional tax indemnification as the Owner Participant and the Indenture Trustee may reasonably request, (B) the rights and obligations under the Operative Documents of the Owner Participant and the Indenture Trustee shall not be altered as a result of the taking of such action, (C) the Lien of the Trust Indenture on the Trust Indenture Estate shall not be adversely affected by such action, and (D) the Owner Participant and the Indenture Trustee shall have received an opinion or opinions of counsel (satisfactory to the Owner Participant and the Indenture Trustee), in scope, form and substance satisfactory to the Owner Participant and the Indenture Trustee to the effect that (I) the trust, as thus removed, shall remain a validly established trust, (II) any amendments to the Trust Agreement necessitated by such removal shall have been duly authorized, executed and delivered by the parties thereto and shall constitute the valid and binding obligations of such parties, enforceable in accordance with their terms, (III) such removal will not result in the imposition of, or increase in the amount of, any Tax for which Lessee is not required to indemnify the Owner Participant, the Indenture Trustee, the Owner Trustee or the Trust Estate pursuant to Section 7(b) hereof (taking into account any additional indemnification provided by Lessee pursuant to clause (A) of this sentence), (IV) such removal will not result in any loss of Interest Deductions or MACRS Deductions or an Inclusion Event (as each such term is defined in the Tax Indemnity Agreement) with respect to which Lessee is not required to indemnify the Owner Participant pursuant to
Section 4 of the Tax Indemnity Agreement (taking into account any additional indemnification provided by Lessee pursuant to clause (A) of this sentence) and

(V) if such removal involves the replacement of the Owner Trustee, an opinion of counsel to such successor Owner Trustee in form and substance reasonably satisfactory to the Indenture Trustee and to the Owner Participant covering the matters described in the opinion delivered pursuant to Section 5(a)(xiii) hereof and such other matters as the Indenture Trustee and the Owner Participant may reasonably request, and (E) Lessee shall indemnify and hold harmless the Owner Participant and the Indenture Trustee on a net after-tax basis against any and all reasonable and actual costs and expenses including reasonable counsel fees and disbursements, registration fees, recording or filing fees and taxes incurred by the Owner Trustee, the Owner Participant and the Indenture Trustee in connection with such change of situs.

            SECTION 15. Miscellaneous. (a) The Owner Participant covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Owner Trustee, as Lessor, under the terms of the Lease which by its terms is not to be unreasonably withheld by the Owner Trustee, as Lessor.

            (b) The representations, warranties, indemnities and agreements of Lessee, the Guarantor, the Owner Trustee, the Indenture Trustee, the Subordination Agent, the Pass Through Trustee and the Owner Participant provided for in this Agreement, and Lessee's, the Guarantor's, the Owner Trustee's, the Indenture Trustee's, the Subordination Agent's, the Pass Through Trustee's and the Owner Participant's obligations under any and all thereof, shall survive the release of the Debt Portion by the Pass Through Trustee, the making available of the Commitment by the Owner Participant, the delivery or return of the Aircraft, the transfer of any interest of the Owner Participant in the Trust Estate or the Aircraft or any Engine or the transfer of any interest by any Loan Participant in any Secured Certificate or the Trust Indenture Estate and the expiration or other termination of this Agreement or any other Operative Document.

            (c) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Indenture Trustee and the Owner Trustee. The terms of this Agreement shall be binding upon, and inure to the benefit of, Lessee and, subject to the terms of this Agreement, its successors and permitted assigns, the Guarantor, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Owner Participant and, subject to the terms of this Agreement, its successors and permitted assigns, each Certificate Holder and its successors and registered assigns, the Indenture Trustee and its successors as Indenture Trustee under the Trust Indenture and the Owner Trustee and its successors as Owner Trustee under the Trust Agreement. The terms of this Agreement shall inure to the benefit of the Liquidity Provider, its successors and permitted assigns. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

            (d) The parties hereto agree that all of the statements, representations, covenants and agreements made by the Owner Trustee (when made in such capacity) contained in this Agreement and any agreement referred to herein other than the Trust Agreement, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate. Therefore, anything contained in this Agreement or such other agreements to the contrary notwithstanding (except for any express provisions that the Owner Trustee is responsible for in its individual capacity), no recourse shall be had with respect to this Agreement or such other agreements against the Owner Trustee in its individual capacity or against any institution or person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling person or persons of any of them; provided, however, that this Section 15(d) shall not be construed to prohibit any action or proceeding against any party hereto for its own willful misconduct or grossly negligent conduct for which it would otherwise be liable; and provided, further, that nothing contained in this Section 15(d) shall be construed to limit the exercise and enforcement in accordance with the terms of this Agreement or such other agreements of rights and remedies against the Trust Estate. The foregoing provisions of this Section 15(d) shall survive the termination of this Agreement and the other Operative Documents.

            (e) It is the intention of the parties hereto that the Owner Trustee, as Lessor under the Lease, and the Indenture Trustee, as assignee of such Owner Trustee's rights under the Lease pursuant to the Trust Indenture, will be entitled to the benefits of 11 U.S.C. ss. 1110 in the event of any reorganization of Lessee under such Section.

            SECTION 16. Expenses. (a) Invoices and Payment. Each of the parties hereto shall promptly submit to the Owner Trustee and Lessee for their prompt approval (which shall not be unreasonably withheld) copies of invoices in reasonable detail of the Transaction Expenses for which it is responsible for providing information as they are received (but in no event later than March 15, 1998). In the event that the transactions contemplated hereunder close on or prior to December 31, 1997, the Owner Participant agrees to transfer to the Owner Trustee promptly but in any event no later than March 31, 1998 such amount as shall be necessary in order to enable the Owner Trustee to pay Transaction Expenses. To the extent of funds received by it, the Owner Trustee agrees to pay all invoices of Transaction Expenses that have been approved by it and Lessee promptly upon receipt thereof. Notwithstanding the foregoing, to the extent that Transaction Expenses exceed 2.0772% of Lessor's Cost, Lessee at its sole option shall have the right to pay directly any or all Transaction Expenses which are in excess of 2.0772% of Lessor's Cost.

            (b) Payment of Other Expenses. In the event that the leasing transaction contemplated by this Participation Agreement fails to close as a result of the Owner Participant's failure to negotiate in good faith or to satisfy on or prior to December 31, 1997 any of the conditions to closing specified in Section 5 which are required to be satisfied by the Owner Participant on or prior to the Delivery Date, the Owner Participant will be responsible for all of its fees and expenses, including but not limited to the fees, expenses and disbursements of its special counsel. In the event that the leasing transaction contemplated by this Participation Agreement fails to close for any other reason Lessee will be responsible for such fees and expenses.

            SECTION 17. Refinancings.

            (a) So long as no Event of Default shall have occurred and be continuing, Lessee shall have the right to refinance all (but not less than all) of the Secured Certificates no more than two times by giving written notice to the Owner Participant and the Owner Trustee that there be effected a voluntary redemption of the Secured Certificates by the Owner Trustee, whereupon the Owner Participant agrees to negotiate promptly in good faith to conclude an agreement with Lessee as to the terms of such refinancing operation (including the terms of any debt to be issued in connection with such refinancing); provided that no such refinancing shall require an increase in the amount of the Owner Participant's investment in the beneficial ownership of the Aircraft or in the principal amount of the Secured Certificates; provided further that no such refinancing shall subject the Owner Participant to any unindemnified adverse tax consequences unless Lessee agrees to indemnify the Owner Participant for such unindemnified adverse tax consequences.

            Upon such agreement:

            (1) within ten Business Days after the reaching of such agreement, the Owner Participant will deliver to Lessee a certificate of an authorized representative of the Owner Participant (the "Refinancing Certificate") setting forth (i) the proposed date on which the outstanding Secured Certificates will be redeemed, any new debt will be issued and the other aspects of such refinancing will be consummated (such date, the "Refinancing Date") and (ii) the following information calculated pursuant to the provisions of paragraph (6) of this Section 17(a): (A) the principal amount of debt to be issued by the Owner Trustee on the Refinancing Date and (B) the proposed revised schedules of Basic Rent percentages, debt amortization, Initial Installment, Remaining Installments, Stipulated Loss Value percentages and Termination Value percentages (calculated in accordance with Section 3(d) of the Lease). Within fourteen days of its receipt of the Refinancing Certificate, Lessee may demand a verification pursuant to Exhibit E to the Lease of the information set forth in the Refinancing Certificate. Upon the acceptance by Lessee of the accuracy of the information set forth in the Refinancing Certificate (or the determination pursuant to such verification procedures), as to the principal amount of debt to be issued by the Owner Trustee on the Refinancing Date and the revised Basic Rent percentages, debt amortization, Initial Installment, Remaining Installments, Stipulated Loss Value percentages and Termination Value percentages (such information, whether as set forth or as so determined, the "Refinancing Information") the appropriate parties will take the actions specified in paragraphs (2) through (5) below;

            (2) the appropriate parties will enter into appropriate documentation (which may involve an underwriting agreement in connection with such sale or the sale of the Owner Trustee's interest in the Trust Estate and/or the Aircraft and its resale to the Owner Trustee) with the institution or institutions to be named therein providing for the issuance and sale by the Owner Trustee to such institution or institutions on the Refinancing Date of debt securities in an aggregate principal amount specified in the Refinancing Information which amount shall be equal to the aggregate principal amount of all Secured Certificates outstanding on the Refinancing Date (such debt securities, the "New Debt") provided that the maturity of the New Debt shall not extend beyond January 2, 2016 and the weighted average life of the New Debt as of the Refinancing Date shall not exceed by more than six (6) months the weighted average life of the Secured Certificates as of the Refinancing Date;

            (3) Lessee shall give the notice to the Indenture Trustee pursuant to Section 2.11 of the Trust Indenture, and Lessee and the Owner Trustee will amend the Lease to provide that (i) Basic Rent payable in respect of the period from and after the Refinancing Date shall be as provided in the Refinancing Information and (ii) amounts payable in respect of Stipulated Loss Value and Termination Value from and after the Refinancing Date shall be as provided in the Refinancing Information;

            (4) the Owner Trustee will enter into an agreement to provide for the securing thereunder of the New Debt in like manner as the Secured Certificates and will enter into such amendments and supplements to the Trust Indenture (or such new indenture or other security agreement) as may be necessary to effect such refinancing;

            (5) the Owner Participant shall pay all of the expenses (other than those of Lessee) of the first refinancing (including, but not limited to, the fees, expenses and disbursements of counsel and any placement or underwriting fees) and such expenses shall be treated as Transaction Expenses (subject to a cap of 5% of Lessor's Cost) and, unless otherwise agreed by the Owner Participant, Lessee shall pay all other expenses of the first refinancing and all of the expenses of the second refinancing; and

            (6) when calculating any of the information required to be set forth in a Refinancing Certificate, the Owner Participant shall make such calculations in a manner which (A) maintains the Owner Participant's Net Economic Return (except to the extent the assumptions referred to in the definition of "Net Economic Return" have been altered since the Delivery Date in connection with an adjustment to Rents pursuant to Section 3(d) of the Lease or such assumptions are the subject of the recalculations being conducted by the Owner Participant), and (B) minimizes the Net Present Value of Rents to Lessee to the extent possible consistent with clause (A). All adjustments to Basic Rent shall also be in compliance with the tests of ss.ss. 4.02(5) and 4.07 of Rev. Proc. 75-28 and no such adjustment shall cause the Lease to constitute a "disqualified leaseback or long-term agreement" within the meaning of Section 467 of the Code.

            (b) The Secured Certificates shall not be subject to voluntary redemption by the Owner Trustee without the consent of Lessee except as set forth in Section 2.14 of the Trust Indenture.

            SECTION 18. Collateral Account.

            (a) The Indenture Trustee shall notify the Owner Trustee and Lessee of any losses incurred on the Cash Equivalents in the Collateral Account promptly upon the realization thereof, as well as any fees, commissions and other costs, Taxes (other than income taxes) and expenses, if any, incurred by the Indenture Trustee in connection with its administration of the Collateral Account (collectively, "Losses"). Promptly upon receipt of such notification but, in any event, no later than the Delivery Date, Lessee shall pay to the Indenture Trustee for deposit into the Collateral Account, an amount equal to such Losses (net of any investment earnings).

            (b) Lessee shall pay to the Indenture Trustee on the Delivery Date, interest accrued on the Secured Certificates from and including the last Payment Date (or, if none, the Certificate Closing Date), to, but excluding, the Delivery Date. The Indenture Trustee shall deposit all payments made by Lessee pursuant to this Section 18(b) in a non-interest bearing account for payment to Certificate Holders on the first Payment Date. In addition, Lessee will pay to the Indenture Trustee all amounts owed by the Owner Trustee pursuant to clause
(b) of the third paragraph of Section 2.02 of the Trust Indenture.

            (c) [Intentionally Omitted.]

            (d) [Intentionally Omitted.]

            (e) [Intentionally Omitted.]

            (f) On the Delivery Date immediately upon transfer of title to the Aircraft to the Owner Trustee, the Indenture Trustee will transfer to Lessee by wire transfer, in immediately available funds, cash equal to any amount then remaining in the Collateral Account.

            (g) Amounts payable by Lessee pursuant to this Section 18 shall be paid to the Indenture Trustee at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ABA No. 011-00-0028, Account No. 9900-314-7, Attention: Corporate Trust Department, Reference: Northwest/NW 1997 H, not later than 10:30 a.m., New York City time, by wire transfer of immediately available funds in Dollars on the due date of such payment. All amounts payable to Lessee pursuant to this Section 18 shall be paid to Lessee in accordance with Schedule I hereto, not later than 10:30 a.m., New York City time, by wire transfer of immediately available funds in Dollars on the due date of such payment.

            (h) Each of the parties hereto agrees that, for Federal income tax purposes, (A) Lessee shall be treated as the initial borrower with respect to the Secured Certificates and shall report as income all interest and gains on the Collateral Account and shall deduct as its interest expense all interest paid or payable to each Pass Through Trustee for this period in a manner consistent with a short-term loan to Lessee maturing on the Delivery Date, and (B) the Owner Trustee shall be treated as the borrower with respect to the Secured Certificates on and after the Delivery Date.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    NORTHWEST AIRLINES, INC.,
                                         Lessee


                                    By: /s/ Mark  D. Powers
                                        ----------------------------------------
                                    Name: Mark D. Powers
                                    Title: Vice President-Finance & Assitant
                                    Treasurer
                                    Address: U.S. Mail
                                             5101 Northwest Drive (A4010)
                                             St. Paul, Minnesota  55111-3034

                                             Overnight Courier
                                             2700 Lone Oak Parkway (A4010)
                                             Eagan, Minnesota  55121
                                    Attn:    Senior Vice President-Finance
                                               and Treasurer
                                    Telecopy No.: (612) 726-0665


                                    NORTHWEST AIRLINES CORPORATION,
                                         Guarantor


                                    By: /s/ Joseph E. Francht, Jr.
                                        ----------------------------------------
                                    Name: Joseph E. Francht, Jr.
                                    Title: Senior Vice President Finance and
                                    Treasurer
                                    Address: U.S. Mail
                                             5101 Northwest Drive (A4010)
                                             St. Paul, Minnesota  55111-3034

                                             Overnight Courier
                                             2700 Lone Oak Parkway (A4010)
                                             Eagan, Minnesota  55121
                                    Attn:    Senior Vice President-Finance
                                               and Treasurer
                                    Telecopy No.: (612) 726-0665


                               - Signature Page -

                                    NATIONAL CITY LEASING CORPORATION,
                                         Owner Participant


                                    By: /s/ Donald J. Zeillmann
                                        ----------------------------------------
                                    Name: Donald J. Zeillmann
                                    Title: Vice President
                                    Address: 101 South 5th Street
                                             Louisville, Kentucky  40202
                                    Attn:    Vice President Operations
                                    Telecopy No.: (502) 581-6488


                                    STATE STREET BANK AND
                                    TRUST COMPANY,
                                       Indenture Trustee


                                    By: /s/ Donald E Smith
                                        ----------------------------------------
                                    Name: Donald E. Smith
                                    Title: Vice President
                                    Address: Two International Place
                                             4th Floor
                                             Boston, Massachusetts  02110
                                    Attn:    Corporate Trust Department
                                    Telecopy No.: (617) 664-5371


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee,
                                       Owner Trustee


                                    By: /s/ Greg A. Hawley
                                        ----------------------------------------
                                    Name: Greg A. Hawley
                                    Title: Vice President
                                    Address: 79 South Main Street
                                             Salt Lake City, Utah  84111
                                    Attn:    Corporate Trust Department
                                    Telecopy No.: (801) 246-5053


                               - Signature Page -

                                    STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee,
                                       Pass Through Trustee


                                    By: /s/ Donald E. Smith
                                        ----------------------------------------
                                    Name: Donald E. Smith
                                    Title: Vice President
                                    Address: Two International Plaza
                                             4th Floor
                                             Boston, Massachusetts  02110
                                    Attn:    Corporate Trust Department
                                    Telecopy No.: (617) 664-5371


                                    STATE STREET BANK AND TRUST COMPANY OF
                                    CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent,
                                       Subordination Agent


                                    By: /s/ Donald E. Smith
                                        ----------------------------------------
                                    Name: Donald E. Smith
                                    Title:  Vice President
                                    Address: c/o State Street Bank and
                                               Trust Company
                                             Two International Plaza
                                             4th Floor
                                             Boston, Massachusetts  02110
                                    Attn:    Corporate Trust Department
                                    Telecopy No.: (617) 664-5371


                               - Signature Page -

                                   SCHEDULE I

                               Names and Addresses

Lessee:                    Northwest Airlines, Inc.

                           U.S. Mail
                           5101 Northwest Drive (A4010)
                           St. Paul, Minnesota 55111-3034

                           Overnight Courier

                           2700 Lone Oak Parkway (A4010)
                           Eagan, Minnesota  55121

                           Attn: Senior Vice President-Finance and Treasurer Telecopy No.: (612) 726-0665

                           Wire Transfer

                           First Bank, N.A., Minneapolis
                           ABA No. 091000022
                           Acct. No. 150250099440

Owner Participant:         National City Leasing Corporation
                           101 South Fifth Street
                           Louisville, KY  40202

                           Attn: Vice President Operations
                           Telecopy No.: (502) 581-6488

                           Payments made to the Owner Participant as provided in
                           Section 3.06 of the Trust Indenture shall be made to:

                           National City Bank, Kentucky
                           ABA No. 083 000 056
                           Credit:  National City Leasing Corporation
                                    Acct. No. 35406657 2

Indenture Trustee:         State Street Bank and Trust Company
                           Two International Place
                           4th Floor
                           Boston, Massachusetts  02110
                           Attn:  Corporate Trust Department
                           Telecopy No.: (617) 664-5371

                           Wire Transfer

                           State Street Bank and Trust Company
                           ABA No. 011-00-0028
                           for credit to State Street Bank and Trust Company Acct. No. 9903-943-0
                           Attn: Corporate Trust Department
                           Reference: Northwest/NW 1997 H

Owner Trustee:             First Security Bank, National Association
                           79 South Main Street
                           Salt Lake City, Utah  84111
                           Attn: Corporate Trust Department
                           Telecopy No.: (801) 246-5053

                           Payments made to the Owner Trustee as provided in
                           Section 3(f) of the Lease shall be made to:

                           First Security Bank, National Association
                           ABA No. 124-0000-12
                           Acct. No. 051-0922115
                           Attn: Corporate Trust Department
                           Credit: Northwest/NW 1997 H

Loan Participant:          State Street Bank and Trust Company
                           Two International Plaza
                           4th Floor
                           Boston, Massachusetts  02110
                           Attn: Corporate Trust Department
                           Telecopy No.: (617) 664-5371


                               SCHEDULE I - PAGE 2

Subordination Agent:       State Street Bank and Trust Company
                             of Connecticut, National Association
                           c/o State Street Bank and Trust Company
                           Two International Plaza
                           4th Floor
                           Boston, Massachusetts  02110
                           Attn: Corporate Trust Department
                           Telecopy No.: (617) 664-5371


                               SCHEDULE I - PAGE 3

                                   SCHEDULE II

                                   Commitments

                                  Interest Rate
    Purchasers                    and Maturity                 Purchase Price
    ----------                    -------------                --------------

Northwest Airlines
Pass Through Trust
     1997-1A        7.068% Series A Secured Certificates due
                    January 2, 2016                            $10,369,450.52
     1997-1B        7.248% Series B Secured Certificates due
                    January 2, 2013                             $3,112,327.96
     1997-1C        7.039% Series C Secured Certificates due
                    July 2, 2007                                $1,967,999.99
                    Debt Portion                               $15,449,778.47

Owner Participant                                             Equity Investment
-----------------                                             -----------------

National City Leasing Corporation                               $5,550,221.53

                                  SCHEDULE III

                          Pass Through Trust Agreements

1. Pass Through Trust Agreement, dated as of June 3, 1996, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company, as supplemented by Trust Supplement No. 1997-1A, dated as of September 25, 1997.

2. Pass Through Trust Agreement, dated as of June 3, 1996, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company, as supplemented by Trust Supplement No. 1997-1B, dated as of September 25, 1997.

3. Pass Through Trust Agreement, dated as of June 3, 1996, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company, as supplemented by Trust Supplement No. 1997-1C, dated as of September 25, 1997.

                                                                       EXHIBIT A
                                                                TO PARTICIPATION
                                                                       AGREEMENT
                                                                     [NW 1997 H]

                    SCHEDULE OF COUNTRIES FOR REREGISTRATION

Argentina
Australia
Austria
Bahamas
Belgium
Brazil
Canada
Chile
Denmark
Egypt
Finland
France
Germany
Greece
Hungary
Iceland
India
Indonesia
Ireland
Italy
Japan
Luxembourg
Malaysia
Malta
Mexico
Morocco
Netherlands
New Zealand
Norway
Paraguay
People's Republic of China
Philippines
Portugal
Republic of China (Taiwan)
Singapore
South Africa
South Korea
Spain
Sweden
Switzerland
Thailand
Tobago
Trinidad
United Kingdom
Uruguay
Venezuela


                                  Exhibit A-1

                               ANNEX A [NW 1997 H]

                                   DEFINITIONS

            Unless the context otherwise requires, the following terms shall have the following meanings and shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Annex A and the provisions of any Operative Document, the provisions of such Operative Document shall control the construction of such Operative Document. References to any agreement are deemed to include such agreement as amended, modified or supplemented from time to time.

            "Acceptance Certificate" has the meaning specified in Section 5(a)(v) of the Participation Agreement.

            "Actual Knowledge" shall mean, (i) as it applies to the Owner Trustee or Indenture Trustee, as the case may be, actual knowledge of a Responsible Officer in the Trust Office of the Owner Trustee or in the Corporate Trust Office of the Indenture Trustee, as the case may be, and (ii) as it applies to the Owner Participant, actual knowledge of a vice president or other higher officer of the Owner Participant having responsibility for the transactions contemplated by the Operative Documents.

            "Affiliate" means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such person whether through the ownership of voting securities or by contract or otherwise.

            "Aircraft" means the Airframe to be delivered and leased under the Lease (or any airframe from time to time substituted for such Airframe pursuant to Section 10(a) of the Lease) together with the four Engines initially leased under the Lease (or any engine substituted for either of such Engines pursuant to the terms of the Lease), whether or not any of such initial or substituted Engines may from time to time be installed on such initial or substituted Airframe or may be installed on any other airframe or on any other aircraft.

            "Airframe" means: (i) the British Aerospace Avro 146-RJ85A aircraft (except Engines or engines from time to time installed thereon) specified in the initial Lease Supplement, which aircraft shall be leased by Lessor to Lessee under the Lease and under such Lease Supplement, and any aircraft (except Engines or engines from time to time installed thereon) which may from time to time be substituted for such aircraft (except Engines or engines from time to time installed thereon) pursuant to clause (ii) of the first paragraph of
Section 10(a) of the Lease; and (ii) any and all Parts (A) so long as the same shall be incorporated or installed in or attached to such aircraft (except Engines or engines from time to time installed thereon), or (B) so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8 of the Lease after removal from such aircraft (except

Engines or engines from time to time installed thereon); provided, however, that at such time as an aircraft (except Engines or engines from time to time installed thereon) shall be deemed part of the property leased under the Lease in substitution for the Airframe pursuant to the applicable provisions of the Lease, the replaced Airframe shall cease to be an Airframe under the Lease.

            "Amortization Amount" shall mean, with respect to any Principal Amount Repayment Date, the amount set forth opposite such Date on the Amortization Schedule.

            "Amortization Schedule" shall mean the amortization schedule for the Secured Certificates delivered pursuant to Section 2.02 of the Trust Indenture.

            "Applicable Rate" means as of any date the weighted average of the interest rates borne by the Secured Certificates then outstanding and, if no Secured Certificates shall be outstanding, the Base Rate.

            "Assignment and Assumption Agreement" means that certain Assignment and Assumption Agreement [NW 1997 H], dated as of December 29, 1997, between the Initial Owner Participant and the Owner Participant, as such Assignment and Assumption Agreement may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

            "Average Life Date" for each Secured Certificate to be redeemed shall be the date which follows the redemption date by a period equal to the Remaining Weighted Average Life at the redemption date of such Secured Certificate. "Remaining Weighted Average Life" of such Secured Certificate, at the redemption date of such Secured Certificate, shall be the number of days equal to the quotient obtained by dividing (a) the sum of each of the products obtained by multiplying (i) the amount of each then remaining installment of principal, including the payment due on the maturity date of such Secured Certificate, by (ii) the number of days from and including the redemption date to but excluding the scheduled payment date of such principal installment; by
(b) the then unpaid principal amount of such Secured Certificate.

            "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended, or any subsequent legislation that amends, supplements or supersedes such provisions.

            "Base Rate" means the rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time as its base rate.

            "Basic Rent" means, for the Basic Term, the rent payable for the Aircraft pursuant to Section 3(c) of the Lease as adjusted as provided in
Section 3(d) of the Lease but subject always to the provisions of Section 3(d)(v) of the Lease and, for any Renewal Term, Basic Rent determined pursuant to Section 19 of the Lease.

            "Basic Term" has the meaning specified in the Lease.


                                    ANNEX A-2

            "Beneficial Interest" means the interest of the Owner Participant (or the Initial Owner Participant, as the case may be) under the Trust Agreement.

            "Bill of Sale" means a full warranty bill of sale covering the Aircraft, executed by Lessee in favor of the Owner Trustee, dated the Delivery Date, specifically referring to the Airframe and each Engine, which Bill of Sale shall contain, among other things, a statement that such Bill of Sale thereby conveys to the Owner Trustee good title to the Airframe and each Engine described in such Bill of Sale, free and clear of all liens, encumbrances and rights of others except Liens permitted by clause (v) of Section 6 of the Lease.

            "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in the City of New York, New York; Boston, Massachusetts; or Minneapolis, Minnesota.

            "Cash Equivalents" (i) on or prior to the Delivery Date, shall mean
(a) direct obligations of the United States or obligations fully guaranteed by the United States, (b) commercial paper rated A-1/P-1 by S&P and Moody's, respectively, or, if such ratings are unavailable, rated by any nationally recognized rating organization in the United States equal to the highest rating assigned by such rating organization, (c) investments in negotiable certificates of deposit, time deposits, banker's acceptances, commercial paper or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof (or any U.S. branch of a foreign bank) with issuer ratings of at least B/C by Thomson Bankwatch, having maturities no later than eight months following the date of such investment, (d) overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, or (e) overnight repurchase agreements with respect to the securities described in clause (a) above entered into with an office of a bank or trust company which is located in the United States or any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500 million, and (ii) after the Delivery Date, shall mean the investments specified in Section 22(a) of the Lease.

            "Certificate Closing Date" means September 25, 1997.

            "Certificate Holder" shall mean any holder from time to time of one or more Secured Certificates.

            "Certificated Air Carrier" means a Citizen of the United States holding a carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. Section 1110 or any analogous successor provision of the Bankruptcy Code.

            "Citizen of the United States" has the meaning specified in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States of America enacted in substitution or replacement therefor.


                                    ANNEX A-3

            "Civil Reserve Air Fleet Program" means the Civil Reserve Air Fleet Program currently administered by the United States Air Force Air Mobility Command pursuant to Executive Order No. 11490, as amended, or any substantially similar program.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Collateral Account" means the deposit account established and maintained pursuant to Section 2.16 of the Original Trust Indenture.

            "Collateral Account Control Agreement" means that certain Collateral Account Control Agreement [NW 1997 H], dated as of September 25, 1997, among State Street Bank and Trust Company, the Indenture Trustee and the Owner Trustee.

            "Commitment" means the amount of the Owner Participant's participation in Lessor's Cost for the Aircraft required to be made available or paid as provided in Section 1(d) of the Participation Agreement.

            "Consent and Agreement" means that certain Consent and Agreement [NW 1997 H], dated as of December 29, 1997, executed by the Manufacturer, as the same may be amended, modified or supplemented from time to time in accordance with the applicable provisions thereof.

            "Continuous Stay Period" shall have the meaning specified in Section 4.04(a) of the Trust Indenture.

            "Contract Rights" means all of Lessee's right, title and interest in and to Part H and Part J of the Manufacturer Support Agreement, as and to the extent that the same relate to the warranties with respect to the Aircraft, including, without limitation, (a) all claims for damages in respect of the Aircraft arising as a result of any default by the Manufacturer under Part H or Part J of the Manufacturer Support Agreement, including, without limitation, all warranty, service life policy and indemnity provisions in Part H and Part J of the Manufacturer Support Agreement in respect of the Aircraft and all claims thereunder and (b) any and all rights of Lessee to compel performance of the terms of Part H and Part J of the Manufacturer Support Agreement in support thereof.

            "Corporate Trust Department" or "Trust Office" means the principal corporate trust office of the Owner Trustee located at 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department, or such other office at which the Owner Trustee's corporate trust business shall be administered which the Owner Trustee shall have specified by notice in writing to Lessee, the Indenture Trustee, the Owner Participant and each Certificate Holder.

            "Corporate Trust Office" shall mean the principal office of the Indenture Trustee located at Two International Place, 4th Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Department, or such other office at which the Indenture Trustee's corporate


                                    ANNEX A-4
trust business shall be administered which the Indenture Trustee shall have specified by notice in writing to Lessee, the Owner Trustee, the Loan Participants and each Certificate Holder.

            "Debt" shall mean any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction, or other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments or for the deferred purchase price of property, goods or services.

            "Debt Portion" means the amount specified as such on Schedule II to the Participation Agreement.

            "Debt Rate" shall mean, with respect to any Series, the rate per annum specified for such Series under the heading "Interest Rate" in Schedule I to the Trust Indenture.

            "Default" (a) for purposes of the Operative Documents other than the Trust Indenture, means a Lease Default and (b) for purposes of the Trust Indenture, means any condition or event that with the giving of notice or the lapse of time or both would become an Event of Default pursuant to Section 4.02 of the Trust Indenture or Lease Event of Default (excluding Lease Events of Default relating to Excluded Payments).

            "Delivery Date" means the date of the initial Lease Supplement for the Aircraft, which date shall be the date the Aircraft is leased by Lessor to Lessee and accepted by Lessee under the Lease.

            "Delivery Notice" means notice of the Aircraft's Delivery Date, given by the Lessee as provided in Section 2 of the Participation Agreement and including any notice with respect to a postponed Delivery Date given by Lessee pursuant to Section 1(e) of the Participation Agreement.

            "Depreciation Period" means the period commencing on the Delivery Date and ending on December 31, 2004, or such earlier date as the Lease may be terminated in accordance with the provisions thereof.

            "Dollars" and "$" means the lawful currency of the United States of America.

            "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with a corporate trust department of a depository institution with corporate trust powers organized under the laws United States or any state thereof or the District of Columbia, and whose deposits are insured by the Federal Deposit Insurance Corporation, provided that such institution also has a combined capital and surplus of at least $100,000,000 and a rating of A or better from the Thomson Bank Watch.

            "Eligible Institution" means a depository institution organized under the laws of the United States or any one of the states thereof, or the District of Columbia, or any domestic branch of a foreign bank, which in any case at all times (a) has either (x) a long-term unsecured debt rating of Aa2 by Moody's or (y) a short-term certificate of deposit rating of P-1


                                    ANNEX A-5
by Moody's, (b) has either (x) a long-term unsecured debt rating of at least AA by S&P or (y) a short-term certificate of deposit rating of A-1+ by S&P and (c) is a member of the Federal Deposit Insurance Corporation.

            "Enforcement Date" shall have meaning specified in Section 4.03 of the Trust Indenture.

            "Engine" means (i) each of the four AlliedSignal LF507 type engines listed by manufacturer's serial number in the initial Lease Supplement, whether or not from time to time thereafter installed on the Airframe or installed on any other airframe or on any other aircraft; and (ii) any engine which may from time to time be substituted, pursuant to the terms of the Lease, for either of such four engines, together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of
Section 8 of the Lease after removal from such Engine; provided, however, that at such time as an engine shall be deemed part of the property leased under the Lease in substitution for an Engine pursuant to the applicable provisions of the Lease, the replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then leased under the Lease.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of the Participation Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "Event of Default" (a) for purposes of the Trust Indenture, has the meaning specified in Section 4.02 of the Trust Indenture and (b) for purposes of the Operative Documents other than the Trust Indenture, means a Lease Event of Default.

            "Event of Loss" with respect to the Aircraft, Airframe or any Engine means any of the following events with respect to such property: (i) the loss of such property or of the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use by Lessee (or any Sublessee) for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive or compromised total loss; (iii) the theft or disappearance of such property, or the confiscation, condemnation, or seizure of, or requisition of title to, or use of, such property (other than a requisition for use by the United States Government or any other government of registry of the Aircraft, or any agency or instrumentality of any thereof) which in the case of any event referred to in this clause (iii) (other than a requisition of title) shall have resulted in the loss of possession of such property by Lessee (or any Sublessee) for a period in excess of 180 consecutive days or, if earlier, until the end of the Term, or, in the case of a requisition of title, the requisition of title shall not have been reversed within 90 days from the date of such requisition of title or, if earlier, at the end of the Term; (iv) as a result of any law, rule,


                                    ANNEX A-6
regulation, order or other action by the Federal Aviation Administration or other governmental body of the government of registry of the Aircraft having jurisdiction, the use of such property in the normal course of the business of air transportation shall have been prohibited for a period of 180 consecutive days, unless Lessee (or any Sublessee), prior to the expiration of such 180 day period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by Lessee (or such Sublessee), but in any event if such use shall have been prohibited for a period of two consecutive years, provided that no Event of Loss shall be deemed to have occurred if such prohibition has been applicable to the entire U.S. registered fleet of British Aerospace Avro 146-RJ85A aircraft of Lessee (or any Sublessee) and Lessee (or a Sublessee), prior to the expiration of such two-year period, shall have conformed at least one such aircraft in its fleet to the requirements of any such law, rule, regulation, order or other action and commenced regular commercial use of the same in such jurisdiction and shall be diligently carrying forward, in a manner which does not discriminate against the Aircraft in so conforming the Aircraft, all steps which are necessary or desirable to permit the normal use of the Aircraft by Lessee (or such Sublessee), provided, further that, notwithstanding any of the foregoing, such prohibition shall constitute an Event of Loss if such use shall have been prohibited for a period of three consecutive years or such use shall be prohibited at the expiration of the Term; (v) the requisition for use by the United States Government or any other government of registry of the Aircraft or any instrumentality or agency of any thereof, which shall have occurred during the Basic Term (or any Renewal Term) and shall have continued for thirty (30) days beyond the Term, provided, however, that no Event of Loss pursuant to this clause (v) shall exist if Lessor shall have furnished to Lessee the written notice specified in Section 10(d) of the Lease; and (vi) any divestiture of title to or interest in an Engine treated as an Event of Loss pursuant to
Section 7(b) of the Lease. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

            "Excess Amount" shall have the meaning specified in Section 2.03(b) of the Trust Indenture.

            "Excluded Payments" shall mean (i) indemnity payments paid or payable by Lessee to or in respect of the Owner Participant or the Owner Trustee in its individual capacity, their respective Affiliates, successors and permitted assigns and their directors, officers, employees, servants and agents (collectively, the "Owner Indemnitees") pursuant to Sections 7(b), 7(c), 16 and 17 of the Participation Agreement, (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims made, or losses suffered, by the Owner Trustee or the Indenture Trustee in their respective individual capacities or by any of the Owner Indemnitees, (iii) proceeds of insurance maintained with respect to the Aircraft by the Owner Participant (whether directly or through the Owner Trustee) or any other Owner Indemnitee and permitted under Section 11(e) of the Lease, (iv) all payments required to be made under the Tax Indemnity Agreement by Lessee and all payments of Supplemental Rent by Lessee in respect of any amounts payable under the Tax Indemnity Agreement, (v) fees payable to the Owner Trustee or the Indenture Trustee pursuant to the last sentence of Section 7(c) of the Participation Agreement, (vi) provided that the Secured Certificates shall have been duly assumed by Lessee pursuant to Section 2.13 of the


                                    ANNEX A-7

Trust Indenture, the amounts payable to the Owner Trustee pursuant to the third sentence of Section 19(d) of the Lease plus all reasonable expenses incurred by the Owner Trustee and the Owner Participant in connection with such assumption, as applicable, (vii) any payment of the foregoing under the Guarantee, (viii) interest accrued on any of the above, and (ix) any right to enforce the payment of any amount described in clauses (i) through (viii) above and the right to declare an Event of Default in respect of any of the foregoing amounts.

            "Expenses" has the meaning specified in Section 7(c) of the Participation Agreement.

            "FAA Bill of Sale" means a bill of sale for the Aircraft on AC Form 8050-2 or such other form as may be approved by the Federal Aviation Administration on the Delivery Date for the Aircraft, executed by Lessee in favor of the Owner Trustee and dated the Delivery Date.

            "Federal Aviation Act" means that portion of the United States Code comprising those provisions formerly referred to as the Federal Aviation Act of 1958, as amended, or any subsequent legislation that amends, supplements or supersedes such provisions.

            "Federal Aviation Administration" and "FAA" mean the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to their functions.

            "First Amendment to Trust Indenture" means that certain First Amendment to Trust Indenture and Security Agreement [NW 1997 H], dated as of December 29, 1997, between Lessor and the Indenture Trustee, amending the Original Trust Indenture.

            "Foreign Air Carrier" means any air carrier which is not a U.S. Air Carrier and which performs maintenance, preventative maintenance and inspections for the Aircraft, Airframe and/or any Engine or engine to standards which are approved by, or which are substantially equivalent to those required by, the Federal Aviation Administration, the Civil Aviation Authority of the United Kingdom, the Direction Generale de l'Aviation Civile of the French Republic, the Luftfahrt Bundesamt of the Federal Republic of Germany, the Rijflauchtraatdienst of the Kingdom of the Netherlands, the Ministry of Transportation of Japan or the Federal Ministry of Transport of Canada (and any agency or instrumentality of the applicable government succeeding to the functions of any of the foregoing entities).

            "Government Entity" means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Documents or relating to the observance or performance of the obligations of any of the parties to the Operative Documents.


                                    ANNEX A-8

            "Guarantee" means that certain Amended and Restated Guarantee [NW 1997 H], dated as of December 29, 1997, made by the Guarantor, as such Guarantee may be amended or supplemented from time to time pursuant to the applicable provisions thereof, which Guarantee amended and restated in its entirety the Original Guarantee.

            "Guarantor" means Northwest Airlines Corporation, a Delaware corporation.

            "Indemnitee" means (i) the Owner Trustee, in its individual capacity and as trustee under the Trust Agreement, (ii) the Indenture Trustee, (iii) the Owner Participant, (iv) the Trust Estate, (v) the Loan Participants and each other Certificate Holder, (vi) the Subordination Agent, (vii) the Liquidity Provider, (viii) the Pass Through Trustees, (ix) each Affiliate of the Persons described in clauses (i) through (iv), inclusive, (x) each Affiliate of the Persons described in clauses (vi), (vii) and (viii) inclusive, (xi) the respective directors, officers, employees, agents and servants of each of the Persons described in clauses (i) through (viii), inclusive, (xii) the successors and permitted assigns of the Persons described in clauses (i) through (iv), inclusive, and (xiii) the successors and permitted assigns of the Persons described in clauses (v), (vi), (vii) and (viii) inclusive.

            "Indenture Agreements" means the Participation Agreement, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement, the Guarantee, the Bills of Sale and any other contract, agreement or instrument from time to time assigned or pledged under the Trust Indenture.

            "Indenture Default" means any event or condition that with the giving of notice or the lapse of time or both would become an Indenture Event of Default or Lease Event of Default (excluding Lease Events of Default related to Excluded Payments).

            "Indenture Event of Default" shall mean an "Event of Default" as defined in clause (a) of the definition of "Event of Default".

            "Indenture Trustee" means the Indenture Trustee under the Trust Indenture, and any entity which may from time to time be acting as indenture trustee under the Trust Indenture.

            "Indenture Trustee Documents" means the Participation Agreement and the Trust Indenture.

            "Indenture Trustee Event" means either (i) the Secured Certificates shall have become due and payable pursuant to Section 4.04(b) of the Trust Indenture or (ii) the Indenture Trustee has taken action or notified Owner Trustee that it intends to take action to foreclose the Lien of the Trust Indenture or otherwise commence the exercise of any significant remedy under the Trust Indenture or the Lease.

            "Indenture Trustee's Liens" means any Lien which arises as a result of (A) claims against the Indenture Trustee not related to its interest in the Aircraft or the administration of the Trust Estate pursuant to the Trust Indenture, (B) acts of the Indenture


                                    ANNEX A-9

Trustee not permitted by, or failure of the Indenture Trustee to take any action required by, the Operative Documents to the extent such acts arise or such failure arises from or constitutes gross negligence or willful misconduct, (C) claims against the Indenture Trustee relating to Taxes or Expenses which are excluded from the indemnification provided by Section 7 of the Participation Agreement pursuant to said Section 7, or (D) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Aircraft, the Trust Estate, the Trust Indenture Estate or the Operative Documents other than a transfer of the Aircraft pursuant to Section 9, 10 or 19 of the Lease or Article IV or V of the Trust Indenture, or a transfer of the Aircraft pursuant to Section 15 of the Lease while an Event of Default is continuing and prior to the time that the Indenture Trustee has received all amounts due pursuant to the Trust Indenture.

            "Initial Owner Participant" means Northwest Airlines, Inc., a Minnesota corporation.

            "Intercreditor Agreement" means that certain Intercreditor Agreement among the Pass Through Trustees, the Liquidity Provider and the Subordination Agent.

            "Law" shall mean (a) any constitution, treaty, statute, law, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

            "Lease Agreement", "the Lease Agreement", "the Lease", or "the Agreement", mean the Lease Agreement [NW 1997 H], dated as of December 29, 1997, as originally executed or as modified, amended or supplemented pursuant to the applicable provisions thereof and in accordance with the Trust Agreement and the Trust Indenture, including, without limitation, supplementation thereof by one or more Lease Supplements entered into pursuant to the applicable provisions thereof.

            "Lease Default" shall mean any event which with the giving of notice or the lapse of time or both would become a Lease Event of Default.

            "Lease Event of Default" has the meaning which the term "Event of Default" has in the Lease.

            "Lease Period Date" means January 2, 1998 and each January 2 and July 2 thereafter, to and including the last such date in the Term.

            "Lease Supplement" means a Lease Supplement, substantially in the form of Exhibit A to the Lease, to be entered into between Lessor and Lessee on the Delivery Date for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease Agreement, and any subsequent Lease Supplement entered into in accordance with the terms thereof.

            "Lessee" shall mean Northwest Airlines, Inc., a Minnesota corporation.


                                   ANNEX A-10

            "Lessee Documents" means the Participation Agreement, the Lease, the Lease Supplement covering the Aircraft, the Purchase Agreement (insofar as it relates to the Aircraft), the FAA Bill of Sale, the Bill of Sale, the Purchase Agreement Assignment, the Assignment and Assumption Agreement and the Tax Indemnity Agreement.

            "Lessee Person" means Lessee, any sublessee, or any other user or Person in possession of the Aircraft, any Engine, or any Part, and any Affiliate of any of the foregoing, but shall not include the Owner Participant, the Owner Trustee or any of their successors or assigns or any other Person claiming from or through the Owner Participant or the Owner Trustee (except pursuant to the Lease).

            "Lessor Liens" has the meaning specified in the Lease.

            "Lessor's Cost" for the Aircraft means the amount denominated as such in Exhibit B to the Lease.

            "Lien" means any mortgage, pledge, lien, charge, claim, encumbrance, lease, sublease, sub-sublease or security interest.

            "Liquid Collateral" means all amounts and securities deposited from time to time in the Collateral Account and all of the products, investments, earnings and proceeds of the foregoing, including, but not limited to, all proceeds of the investment or conversion thereof, voluntary or involuntary, into cash, Cash Equivalents or other property, all rights to payment of any and every kind, and other forms of obligations, and instruments and other property which at any time constitute all or part or are included in the proceeds of any of the foregoing.

            "Liquidity Facilities" means the three Revolving Credit Agreements between the Subordination Agent, as borrower, and the Liquidity Provider, and any replacement thereof, in each case as the same may be amended, modified or supplemented.

            "Liquidity Provider" means The Royal Bank of Canada, as Class A Liquidity Provider, Class B Liquidity Provider and Class C Liquidity Provider under the Liquidity Facilities, or any successor thereto.

            "Loan Participant" means each Purchaser and its respective successors and registered assigns, including any Certificate Holder.

            "Loan Participant Liens" means any Lien which arises from acts or claims against any Loan Participant not related to the transactions contemplated by the Operative Documents.

            "Loss Payment Date" has the meaning specified in Section 10(a) of the Lease.

            "Losses" has the meaning specified in Section 18 of the Participation Agreement.


                                   ANNEX A-11

            "Majority in Interest of Certificate Holders" as of a particular date of determination shall mean the holders of more than a majority in aggregate unpaid Principal Amount of all Secured Certificates outstanding as of such date (excluding any Secured Certificates held by the Owner Trustee or the Owner Participant or any interests of the Owner Participant therein by reason of subrogation pursuant to Section 4.03 of the Trust Indenture (unless all Secured Certificates then outstanding shall be held by the Owner Trustee or the Owner Participant) or Lessee or any affiliate of any thereof).

            "Make-Whole Amount" means, with respect to any Secured Certificate, the amount (as determined by an independent investment banker selected by Lessee and reasonably acceptable to the Indenture Trustee and the Owner Participant) by which (a) the present value of the remaining scheduled payments of principal and interest from the redemption date to maturity of such Secured Certificate computed by discounting each such payment on a semiannual basis from its respective Payment Date (assuming a 360-day year of twelve 30-day months) using a discount rate equal to the Treasury Yield exceeds (b) the outstanding principal amount of such Secured Certificate plus accrued interest. For purposes of determining the Make-Whole Amount, "Treasury Yield" at the time of determination with respect to any Secured Certificate means the interest rate (expressed as a semiannual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the semiannual yield to maturity for United States Treasury securities maturing on the Average Life Date of such Secured Certificate and trading in the public securities market either as determined by interpolation between the most recent weekly average yield to maturity for two series of United States Treasury securities, trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Secured Certificate and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Secured Certificate, in each case as published in the most recent H.15(519) or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Secured Certificate is reported on the most recent H.15(519), such weekly average yield to maturity as published in such H.15(519). "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. The date of determination of a Make-Whole Amount shall be the third Business Day prior to the applicable redemption date and the "most recent H.15(519)" means the H.15(519) published prior to the close of business on the third Business Day prior to the applicable redemption date.

            "Make-Whole Termination Date" with respect to the Series A Secured Certificates, means July 2, 2010; with respect to the Series B Secured Certificates, means July 2, 2008; and with respect to the Series C Secured Certificates, means October 2, 2003.

            "Mandatory Document Terms" means the terms set forth on Schedule V to the Original Participation Agreement.

            "Mandatory Economic Terms" means the terms set forth on Schedule IV to the Original Participation Agreement.


                                   ANNEX A-12

            "Manufacturer" means British Aerospace (Operations) Limited, a limited company incorporated under the laws of England and Wales, and its successors and assigns.

            "Manufacturer Delivery" means the date the Aircraft was delivered by the Manufacturer to Lessee, and accepted by Lessee, pursuant to the Purchase Agreement.

            "Manufacturer Documents" means the Purchase Agreement, the Residual Agreement and the Consent and Agreement.

            "Manufacturer Support Agreement" means that certain Manufacturer Support Agreement, dated February 5, 1997, between the Manufacturer and Lessee.

            "Moody's" means Moody's Investors Service, Inc.

            "Mortgaged Property" shall have the meaning specified in Section
3.03 of the Trust Indenture.

            "Net Economic Return" shall have the meaning ascribed to such term in paragraph 2 of Exhibit E to the Lease.

            "Net Present Value of Rents" shall have the meaning ascribed to such term in the Lease.

            "Operative Documents" and "Operative Document" means each of the Participation Agreement, the Lease, the Trust Indenture, the Trust Agreement, the Acceptance Certificate, the Tax Indemnity Agreement, the Lease Supplement covering the Aircraft, the Trust Supplement covering the Aircraft, the Secured Certificates, the Bill of Sale, the FAA Bill of Sale, the Purchase Agreement (insofar as it relates to the Aircraft), the Guarantee, the Residual Agreement, the Collateral Account Control Agreement, the Assignment and Assumption Agreement, the Owner Participant Guaranty, the Purchase Agreement Assignment and the Consent and Agreement.

            "Original Guarantee" means that certain Guarantee [NW 1997 H], dated as of the Certificate Closing Date, made by the Guarantor, as such Guarantee may have been amended or supplemented from time to time pursuant to the applicable provisions thereof prior to the Delivery Date.

            "Original Participation Agreement" means that certain Participation Agreement [NW 1997 H], dated as of the Certificate Closing Date, among Lessee, the Guarantor, the Purchasers, the Indenture Trustee, the Subordination Agent, the Initial Owner Participant and Owner Trustee, as such Participation Agreement was amended or supplemented from time to time prior to the Delivery Date pursuant to the applicable provisions thereof.

            "Original Trust Agreement" means that certain Trust Agreement [NW 1997 H], dated as of the Certificate Closing Date, between the Initial Owner Participant and First Security Bank, National Association, in its individual capacity, as originally executed or as


                                   ANNEX A-13
modified, amended or supplemented prior to the Delivery Date pursuant to the applicable provisions thereof.

            "Original Trust Indenture" means that certain Trust Indenture and Security Agreement [NW 1997 H], dated as of the Certificate Closing Date, between Lessor and the Indenture Trustee, as originally executed or as modified, amended or supplemented in accordance with its terms but prior to being amended by the First Amendment to Trust Indenture.

            "Overall Transaction" means all the transactions contemplated by the Operative Documents.

            "Owner Indemnitee" shall have the meaning specified in the definition of Excluded Payments herein.

            "Owner Participant" shall mean the corporation executing the Participation Agreement as the Owner Participant, and thereafter any Person to which such corporation transfers all of its right, title and interest in and to the Trust Agreement, the Trust Estate and the Participation Agreement, to the extent permitted by Section 8.01 of the Trust Agreement and Section 8 of the Participation Agreement.

            "Owner Participant Documents" means the Participation Agreement, the Trust Agreement, the Assignment and Assumption Agreement, the Residual Agreement and the Tax Indemnity Agreement.

            "Owner Participant Guarantor" means the entity executing the Owner Participant Guaranty as guarantor thereunder.

            "Owner Participant Guaranty" means that certain Owner Participant Guaranty [NW 1997 H], dated as of December 29, 1997, made by the Owner Participant Guarantor in favor of Lessee, Lessor, the Purchasers, the Subordination Agent and the Indenture Trustee, as such Owner Participant Guaranty may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

            "Owner Trustee" means the entity executing the Original Participation Agreement as Owner Trustee and any entity appointed as successor Owner Trustee pursuant to Section 9.01 of the Trust Agreement, and references to a predecessor Owner Trustee in its individual capacity by name in the Operative Documents shall include such successor Owner Trustee in its individual capacity from and after such succession.

            "Owner Trustee Documents" means the Participation Agreement, the Trust Agreement, the Trust Supplement covering the Aircraft, the Lease, the Lease Supplement covering the Aircraft, the Purchase Agreement Assignment, the Residual Agreement, the Trust Indenture and the Secured Certificates.


                                   ANNEX A-14

            "Participants" shall mean and include the Loan Participants and the Owner Participant.

            "Participation Agreement" means that certain Amended and Restated Participation Agreement [NW 1997 H], dated as of December 29, 1997, among Lessee, the Guarantor, the Owner Participant, the Purchasers, the Indenture Trustee, the Subordination Agent and the Owner Trustee, as such Participation Agreement may be amended or supplemented from time to time pursuant to the applicable provisions thereof, which Participation Agreement amended and restated in its entirety the Original Participation Agreement.

            "Parties" means the Owner Trustee, the Indenture Trustee and the Participants.

            "Parts" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than (a) complete Engines or engines, (b) any items leased by Lessee from a third party (other than Lessor) and (c) cargo containers) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine or so long as title thereto shall remain vested in Lessor in accordance with Section 8 of the Lease after removal therefrom.

            "Pass Through Certificates" means the pass through certificates to be issued by the Pass Through Trustee in connection with the Overall Transaction.

            "Pass Through Trust Agreement" means the pass through trust agreement and each of the three separate pass through trust supplements referred to on Schedule I to the Participation Agreement.

            "Pass Through Trustee" means State Street Bank and Trust Company, a Massachusetts trust company, in its capacity as trustee under each Pass Through Trust Agreement, and each other person that may from time to time be acting as successor trustee under any such Pass Through Trust Agreement.

            "Past Due Rate" (A) with respect to the Secured Certificates, means the rate per annum equal to 2% over the Debt Rate as in effect from time to time and (B) for purposes of the Lease, means (i) with respect to the portion of any payment of Rent that may be required by the Trust Indenture to be paid by the Indenture Trustee to the Loan Participants, or the holders of any outstanding Secured Certificates, the rate per annum equal to 2% over the Debt Rate as in effect from time to time and (ii) with respect to the remaining portion of any payment of Rent (and the entire amount of any payment of Rent after the satisfaction and discharge of the Trust Indenture), a rate per annum equal to 1% over the Base Rate.

            "Payment Date" shall mean each January 2 and July 2, commencing on January 2, 1998 (or, if any such day is not a Business Day, the immediately succeeding Business Day) until the Secured Certificates have been paid in full.


                                   ANNEX A-15

            "Permitted Lien" means any Lien referred to in clauses (i) through
(viii) of Section 6 of the Lease.

            "Permitted Sublessee" means any entity domiciled in a country listed in Exhibit F to the Lease.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Principal Amount" with respect to a Secured Certificate means the stated original principal amount of such Secured Certificate and, with respect to all Secured Certificates, means the aggregate stated original principal amounts of all Secured Certificates.

            "Principal Amount Repayment Date" shall mean each Payment Date on which any portion of the Principal Amount is due and payable in accordance with the Amortization Schedule.

            "Purchase Agreement" means that certain Sale and Purchase Agreement, dated as of February 5, 1997, between the Manufacturer and Lessee relating to the purchase by Lessee of the Aircraft (including the Manufacturer Support Agreement), as originally executed or as modified, amended or supplemented in accordance with the terms thereof, but only insofar as the foregoing relates to the Aircraft.

            "Purchase Agreement Assignment" means that certain Purchase Agreement Assignment [NW 1997 H], dated as of December 29, 1997, between Lessee and Lessor, as the same may be amended, supplemented or modified from time to time, with a form of Consent and Agreement to be executed by the Manufacturer attached thereto.

            "Purchasers" means the Pass Through Trustees under each Pass Through Trust Agreement.

            "QIB" shall have the meaning specified in Section 2.08 of the Trust Indenture.

            "Rating Agencies" means collectively, at any time, each nationally recognized agency which shall have been requested to rate the Pass Through Certificates and which shall then be rating the Pass Through Certificates. The initial Rating Agencies shall be S&P and Moody's.

            "Rating Agency Confirmation" means, with respect to any Operative Document that is to be modified in any material respect on the Delivery Date, a written confirmation from each of the Rating Agencies that the use of such Operative Document with such modifications would not result in (i) a reduction of the rating for any class of Pass Through Certificates below the then current rating for such class of Pass Through Certificates or (ii) a withdrawal or suspension of the rating of any class of Pass Through Certificates.


                                   ANNEX A-16

            "Related Indemnitee Group" means, with respect to any Indemnitee, any officer, director, servant, employee, agent or Affiliate thereof.

            "Renewal Term" has the meaning specified in the Lease.

            "Rent" means Basic Rent and Supplemental Rent, collectively.

            "Replacement Airframe" shall mean any airframe substituted for the Airframe pursuant to Section 5.06 of the Trust Indenture.

            "Replacement Engine" shall mean any engine substituted for an Engine pursuant to Section 5.06 of the Trust Indenture.

            "Residual Agreement" means that certain Agreement (N508XJ), dated as of December 29, 1997, among the Manufacturer, the Owner Participant and the Owner Trustee.

            "Responsible Officer" means with respect to the Owner Trustee, a responsible officer in the Trust Office of the Owner Trustee (including, without limitation, any authorized officer in the Trust Office of the Owner Trustee), and with respect to the Indenture Trustee, a responsible officer in the Corporate Trust Office of the Indenture Trustee.

            "S&P" means Standard & Poor's Ratings Group.

            "Scheduled Delivery Date" means the delivery date specified in the Delivery Notice pursuant to Section 2 of the Participation Agreement.

            "Section 1110 Period" shall have the meaning specified in Section 4.04(a) of the Trust Indenture.

            "Secured Certificates" shall mean and include any Secured Certificates issued under the Trust Indenture, and issued in exchange therefor or replacement thereof.

            "Secured Obligations" shall have the meaning specified in Section
2.06 of the Trust Indenture.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Senior Holder" shall have the meaning specified in Section 2.15(c) of the Trust Indenture.

            "Series A" or "Series A Secured Certificates" means Secured Certificates issued and designated as "Series A" under the Trust Indenture, in the Principal Amount and maturities and bearing interest as specified in
Schedule I to the Trust Indenture under the heading "Series A."

            "Series B" or "Series B Secured Certificates" means Secured Certificates issued and designated as "Series B" under the Trust Indenture, in the Principal Amount and maturities


                                   ANNEX A-17
and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series B."

            "Series C" or "Series C Secured Certificates" means Secured Certificates issued and designated as "Series C" under the Trust Indenture, in the Principal Amount and maturities and bearing interest as specified in
Schedule I to the Trust Indenture under the heading "Series C."

            "Special Purchase Price" means the amount denominated as such in Exhibit B to the Lease.

            "State Street" means State Street Bank and Trust Company, a Massachusetts trust company, not in its capacity as Indenture Trustee under the Trust Indenture, but in its individual capacity.

            "Stipulated Loss Value" with respect to the Aircraft as of any date through and including the last day of the Basic Term, shall mean, but subject always to the provisions of Section 3(d)(v) of the Lease, the amount determined by multiplying Lessor's Cost for the Aircraft by the percentage specified in Exhibit C to the Lease opposite the Stipulated Loss Value Date with respect to which the amount is determined (as such Exhibit C may be adjusted from time to time as provided in Section 3(d) of the Lease and in Section 7 of the Tax Indemnity Agreement). "Stipulated Loss Value" as of any date after the last day of the Basic Term shall be the amount determined as provided in Section 19(a) of the Lease.

            "Sublease" means any sublease permitted by the terms of Section 7(b)(x) of the Lease.

            "Sublessee" means any Person for so long, but only so long, as such Person is in possession of the Airframe and/or any Engine pursuant to the terms of a Sublease which is then in effect pursuant to Section 7(b)(x) of the Lease.

            "Subordination Agent" means State Street Bank and Trust Company of Connecticut, National Association, a national banking association, as subordination agent under the Intercreditor Agreement, or any successor thereto.

            "Successor Residual Agreement" has the meaning specified in the Lease.

            "Supplemental Rent" means, without duplication, (a) all amounts, liabilities, indemnities and obligations (other than Basic Rent) which Lessee assumes or agrees to pay under any Lessee Document to or on behalf of Lessor or any other Person, (b) amounts payable by Lessor pursuant to clause (b) of the third paragraph of Section 2.02 of the Trust Indenture, (c) Lessor's pro rata share of all compensation and reimbursement of expenses, disbursements and advances payable by Lessee under the Pass Through Trust Agreements, and (d) Lessor's pro rata share of all compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in


                                   ANNEX A-18
connection with the transactions contemplated by the Intercreditor Agreement. As used herein, "Lessor's pro rata share" means as of any time a fraction, the numerator of which is the principal balance then outstanding of Secured Certificates and the denominator of which is the aggregate principal balance then outstanding of all "Equipment Notes" (as such term is defined in the Intercreditor Agreement).

            "Tax Indemnitee" means (i) the Owner Participant, the Owner Trustee, in its individual capacity and as trustee under the Trust Agreement, the Trust Estate, the Indenture Trustee, (ii) the respective Affiliates, successors and permitted assigns of each of the entities described in the preceding clause (i), and (iii) the Trust Indenture Estate.

            "Tax Indemnity Agreement" means that certain Tax Indemnity Agreement [NW 1997 H], dated as of December 29, 1997, between the Owner Participant and Lessee, as originally executed or as modified, amended or supplemented pursuant to the applicable provisions thereof.

            "Taxes" means any and all fees (including, without limitation, license, recording, documentation and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), license, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon (each, individually a "Tax").

            "Term" means the Basic Term and, if actually entered into, any Renewal Term.

            "Termination Date" has the meaning set forth in Section 9(a) of the Lease.

            "Termination Value" with respect to the Aircraft as of any date through and including the last day of the Basic Term, means, but subject always to the provisions of Section 3(d)(v) of the Lease, the amount determined by multiplying Lessor's Cost for the Aircraft by the percentage specified in Exhibit D to the Lease opposite the Termination Date with respect to which the amount is determined (as such Exhibit D may be adjusted from time to time as provided in Section 3(d) of the Lease and in Section 7 of the Tax Indemnity Agreement).

            "Transaction Expenses" means: all of the reasonable out-of-pocket costs, fees and expenses incurred by the Owner Trustee, the Owner Participant, the Pass Through Trustee, the Subordination Agent and the Indenture Trustee in connection with the transactions contemplated by the Participation Agreement, the other Operative Documents, the Pass Through Trust Agreements, the Intercreditor Agreement, the Liquidity Facilities and the Underwriting Agreement (except, in each case, as otherwise provided therein) including, without limitation:

                  (1) the reasonable and actual fees, expenses and disbursements of (A) Bingham, Dana & Gould LLP, special counsel for the Pass Through Trustee and the Indenture Trustee, (B) Ray, Quinney & Nebeker, special counsel for the Owner Trustee, (C) Shearman


                                   ANNEX A-19

& Sterling, special counsel for the Underwriters, and (D) Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma;

                  (2) the initial fees and reasonable and actual disbursements of the Owner Trustee under the Trust Agreement;

                  (3) the initial fee and reasonable and actual disbursements of the Indenture Trustee under the Trust Indenture;

                  (4) the initial fees and expenses of the Liquidity Provider, the Pass Through Trustee and the Subordination Agent;

                  (5) underwriting fees and commissions;

                  (6) the fees and expenses with respect to the appraisals of the Aircraft;

                  (7) the reasonable fees, expenses and disbursements of Thelen, Marrin, Johnson & Bridges LLP, special counsel to the Owner Participant and the Owner Participant Guarantor, such fees not to exceed the amount previously agreed to by the Owner Participant and Lessee;

                  (8) the reasonable fees, expenses and disbursements of Simpson Thacher & Bartlett and Cadwalader, Wickersham & Taft, special counsel for Lessee;

                  (9) the costs of filing and recording documents with the FAA and filing Uniform Commercial Code statements in the United States;

                  (10) the reasonable fees, expenses and disbursements of Powell, Goldstein, Frazer & Murphy LLP, special counsel to the Liquidity Provider;

                  (11) the reasonable fees, expenses and disbursements of Vedder, Price, Kaufman & Kammholz, special counsel to the Manufacturer; and

                  (12) the equity placement fee and reasonable disbursements of Babcock and Brown Financial Corporation.

            "Transactions" means the transactions contemplated by the Participation Agreement and the other Operative Documents.

            "Trust Agreement" means that certain Amended and Restated Trust Agreement [NW 1997 H], dated as of December 29, 1997, between the Owner Participant and First Security Bank, National Association, in its individual capacity, as originally executed or as modified, amended or supplemented pursuant to the applicable provisions thereof, including, without limitation, supplementation thereof by one or more Trust Supplements entered into pursuant to the applicable provisions thereof, which Trust Agreement amended and restated in its entirety the Original Trust Agreement and continued the trusts thereby created.


                                   ANNEX A-20

            "Trust Agreement and Indenture Supplement" or "Trust Supplement" means a supplement to the Trust Agreement and to the Trust Indenture, in substantially the form of Exhibit A to the Trust Indenture, which shall particularly describe the Aircraft, and any Replacement Airframe and Replacement Engine included in the property of the Owner Trustee covered by the Trust Agreement. The initial Trust Agreement and Indenture Supplement shall be dated the Delivery Date.

            "Trust Estate" means the Trust Estate as that term is defined in the Trust Agreement.

            "Trust Indenture", "the Trust Indenture", "Indenture", and "the Indenture" shall mean the Original Trust Indenture, as originally executed or as modified, amended or supplemented in accordance with its terms (including, without limitation, by the First Amendment to Trust Indenture).

            "Trust Indenture Estate" shall mean all estate, right, title and interest of the Indenture Trustee in and to the properties referred to in the Granting Clause of the Trust Indenture, excluding Excluded Payments.

            "Underwriting Agreement" means that certain Underwriting Agreement, dated as of September 16, 1997, among Lessee, the Guarantor and the underwriters named therein.

            "United States" or "U.S." means the United States of America.

            "U.S. Air Carrier" means any Certificated Air Carrier as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the regulations under the Federal Aviation Act, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

            "Wet Lease" means any arrangement whereby the Lessee (or any Sublessee) agrees to furnish the Airframe and Engines or engines installed thereon to a third party pursuant to which such Airframe and Engines or engines
(i) shall be operated solely by regular employees of Lessee (or any Sublessee) possessing all current certificates and licenses that would be required under the Federal Aviation Act or, if the Aircraft is not registered in the United States, all certificates and licenses required by the laws of the jurisdiction of registry, for the performance by such employees of similar functions within the United States of America or such other jurisdiction of registry (it is understood that cabin attendants need not be regular employees of Lessee (or any Sublessee)) and (ii) shall be maintained by Lessee (or any Sublessee) in accordance with its normal maintenance practices.


                                   ANNEX A-21